UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

Filed by the Registrant ☐                                                     Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

US LEC CORP.

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US LEC Corp.

Morrocroft III

6801 Morrison Boulevard

Charlotte, North Carolina 28211

May 2, 2005

To Our Stockholders:

You are cordially invited to attend the Annual Meeting of Stockholders of US LEC Corp. (the “Company” or “US LEC”) to be held at 9:00 a.m. on Wednesday, May 25, 2005 at US LEC’s Corporate Headquarters, Morrocroft III, 6801 Morrison Boulevard, Charlotte, North Carolina.

The Notice of Annual Meeting of Stockholders and Proxy Statement, which describe the formal business to be conducted at the meeting, accompany this letter. It is important that your shares be represented at the meeting, whether or not you plan to attend. Accordingly, please take a moment now to sign, date and mail the enclosed proxy in the envelope provided.

Following completion of the formal portion of the Annual Meeting, management will comment on the Company’s affairs. A question and answer period will follow. Representatives from the Company’s auditors will be available to address appropriate questions. We look forward to seeing you at the meeting.

Sincerely,

Aaron D. Cowell, Jr.

President and Chief Executive Officer

US LEC Corp.

Morrocroft III

6801 Morrison Boulevard

Charlotte, North Carolina 28211

NOTICE OF ANNUAL MEETING OF

STOCKHOLDERS TO BE HELD MAY 25, 2005

To the Stockholders of US LEC Corp.:

The Annual Meeting of Stockholders of US LEC Corp. will be held at US LEC’s Corporate Headquarters, Morrocroft III, 6801 Morrison Boulevard, Charlotte, North Carolina on Wednesday, May 25, 2005 at 9:00 a.m., for the following purposes:

1.	To elect eight directors for a one-year term and, in each case, to serve until their successors are elected and qualified, two of whom will be elected solely by the holders of the Series A Convertible Preferred Stock (the “Series A Preferred Stock”) and six of whom will be elected by the holders of the Class A Common Stock and the holders of the Series A Preferred Stock voting together as a class, with the holders of the Series A Preferred Stock voting on an “as converted” basis;

2.	To amend the US LEC Corp. 1998 Omnibus Stock Plan (the “1998 Stock Plan”) to increase the number of shares reserved for issuance under the plan from 5,000,000 to 7,000,000;

3.	To amend the US LEC Corp. Employee Stock Purchase Plan (the “Stock Purchase Plan”) to increase the number of shares reserved for issuance under the plan from 2,000,000 to 3,000,000, and;

4.	To transact such other business as may properly come before the meeting or any reconvened session thereof.

The Board of Directors has fixed the close of business on April 8, 2005 as the record date for the determination of stockholders entitled to notice of and to vote at the meeting and at any reconvened session thereof.

Your vote is important. Even if you hold only a few shares, and whether or not you expect to be present, you are requested to date, sign and mail the enclosed proxy in the postage-paid envelope that has been provided. The proxy may be revoked by you at any time, and the giving of your proxy will not affect your right to vote in person if you attend the meeting.

This notice is given pursuant to the direction of the Board of Directors.

Aaron D. Cowell, Jr.

President and Chief Executive Officer

May 2, 2005

US LEC Corp.

Morrocroft III

6801 Morrison Boulevard

Charlotte, North Carolina 28211

PROXY STATEMENT

The accompanying proxy is solicited by the Board of Directors of US LEC Corp. (the “Company” or “US LEC”) for use at the Annual Meeting of Stockholders to be held at 9:00 a.m. on Wednesday, May 25, 2005, at US LEC’s Corporate Headquarters, Morrocroft III, 6801 Morrison Boulevard, Charlotte, North Carolina, and at any reconvened session thereof (the “Annual Meeting”). When the proxy is properly executed and returned, the shares it represents will be voted at the meeting. If a choice has been specified by the stockholder as to any matter referred to on the proxy, the shares will be voted accordingly. If no choice is indicated on the proxy, the shares will be voted in favor of the election of the director nominees named herein, in favor of each of the other proposals and, in the discretion of the proxy holders on any other matter that may properly come before the meeting. A stockholder giving a proxy has the power to revoke it at any time before it is voted. Presence at the meeting by a stockholder who has signed and returned a proxy does not alone revoke that proxy; the proxy may be revoked by a later dated proxy or by notice to the Secretary at the meeting. At the meeting, votes will be counted by written ballot. The approximate date on which these proxy materials were first sent or given to stockholders is May 2, 2005.

At the Annual Meeting, stockholders will be asked:

1.	To elect eight directors for a one-year term and, in each case, to serve until their successors are elected and qualified, two of whom will be elected solely by the holders of the Series A Preferred Stock and six of whom will be elected by the holders of the Class A Common Stock and the holders of the Series A Preferred Stock voting together as a class, with the holders of the Series A Preferred Stock voting on an “as converted” basis;

2.	To amend the 1998 Stock Plan to increase the number of shares reserved for issuance under the plan from 5,000,000 to 7,000,000;

3.	To amend the Stock Purchase Plan to increase the number of shares reserved for issuance under the plan from 2,000,000 to 3,000,000, and;

4.	To transact such other business as may properly come before the meeting or any reconvened session thereof.

The representation in person or by proxy of a majority of the votes entitled to be cast will be necessary to provide a quorum at the Annual Meeting. Provided a quorum is present, six directors will be elected by a plurality of the holders of Class A Common Stock and Series A Preferred Stock, voting together as a class, with the holders of Series A Preferred Stock voting on an “as converted” basis. Two directors will be elected by a plurality of the votes of shares of the Series A Preferred Stock (the “Preferred Stock Directors”). See “Outstanding Voting Securities.”

With respect to the election of directors, votes may be cast in favor of all nominees, votes may be withheld as to all nominees or votes may be withheld as to specific nominees. Withheld votes will not be treated as votes cast and, therefore, will have no effect on the result of the vote. Abstentions will not be counted as votes cast and, therefore, will have no effect on the result of the vote. Broker non-votes will be counted to determine a quorum, but will not be counted as votes cast in the election of directors or for or against proposal 2 or 3 or any other matter that properly comes before the meeting.

Separate votes will he held on proposals 2 and 3. Votes may be cast in favor of the proposal, against the proposal or you may abstain from voting on the proposal. To be approved, each proposal would require approval by a majority of the votes cast by stockholders voting in person or by proxy at the meeting.

The cost of preparing, printing and mailing this proxy statement to stockholders will be borne by the Company. In addition to the use of mail, employees of the Company may solicit proxies personally and by telephone without compensation by the Company other than their regular salaries. The Company may request banks, brokers and other custodians, nominees and fiduciaries to forward copies of the proxy materials to their principals and to request authority for the execution of proxies.

Delivery of this Proxy Statement

To reduce the expenses of delivering duplicate proxy materials to our stockholders, we are relying upon the rules of the United States Securities and Exchange Commission (the “SEC”) that permit us to deliver only one proxy statement and annual report to multiple stockholders who share an address unless we received contrary instructions from any stockholder at that address. If you share an address with another stockholder and have received only one proxy statement and annual report, you may write or call us as specified below to request a separate copy of these materials and we will promptly send them to you at no cost to you. For future meetings, you may request separate copies of our proxy statement and annual report, or request that we send only one set of these materials to you if you are currently receiving multiple copies, by contacting us at: Investor Relations, US LEC Corp., Morrocroft III, 6801 Morrison Boulevard, Charlotte, North Carolina 28211, or by telephoning us at (704) 319-1189.

Outstanding Voting Securities

The Board of Directors has set the close of business on April 8, 2005 as the record date for determination of stockholders entitled to notice of, and to vote at, the Annual Meeting (the “Record Date”). As of the Record Date, the Company had 30,292,862 shares of Class A Common Stock outstanding and 265,390 shares of Series A Preferred Stock outstanding. Each share of Class A Common Stock is entitled to one vote per share and each share of the Series A Preferred Stock is entitled to one vote per share of Class A Common Stock into which it could have been converted on the Record Date. The holders of the Series A Preferred Stock are entitled to vote their shares as if they had been converted on the Record Date into 9,438,242 shares of Class A Common Stock.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to beneficial ownership of US LEC’s voting securities as of the Record Date by: (i) each person or group known to US LEC to beneficially own more than five percent of any class of voting securities; (ii) each director; (iii) each executive officer named on the Summary Compensation Table appearing elsewhere in this proxy statement; and (iv) all executive officers and directors as a group. Except as otherwise indicated, each person named in this table has sole voting and dispositive power with respect to the voting securities beneficially owned by such person.

Name	Title of Class	Amount and Nature of Beneficial Ownership		% of Class (1,2)	% of Common Voting Power (1,2)
Richard T. Aab	Common	10,395,429	(3)	33.4	25.7
Tansukh V. Ganatra	Common	3,177,763	(4)	10.5	8.0
David M. Flaum	Common	245,000	(5)	*	*
Steven L. Schoonover	Common	170,000	(6)	*	*
Aaron D. Cowell, Jr.	Common	512,694	(7)	1.7	1.3
Michael K. Robinson	Common	285,942	(8)	*	*
Michael C. Mac Donald	Common	15,000	(9)	*	*
Michael A. Krupka	Preferred	132,695	(10)	50.0	11.9
Anthony J. DiNovi	Preferred	125,729	(11)	47.4	11.3
Bain Capital CLEC Investors, L.L.C.	Preferred	132,695	(12)	50.0	11.9
Thomas H. Lee Entities	Preferred	132,695	(13)	50.0	11.9
All executive officers and directors as a group	Common	14,801,828		48.1	36.8
	Preferred	265,390		100.0	23.8

(1)	An “*” indicates less than one percent.
(2)	The total percent of class and voting power of each beneficial owner has been calculated assuming (1) full exercise of options or warrants exercisable by such holder within 60 days after the Record Date and (2) the effect of holders of Series A Preferred Stock voting on an “as converted” basis. See “Outstanding Voting Securities.”
(3)	Includes 4,309,500 shares held by Melrich Associates, L. P. (“Melrich”). Mr. Aab and his wife, Joyce M. Aab, are the sole general partners of Melrich and share voting and dispositive power with respect to these shares. Also includes 789,473 shares subject to presently exercisable warrants. Mr. Aab’s address is 6801 Morrison Boulevard, Charlotte, NC 28211.
(4)	Includes 230,000 shares jointly owned with his wife, Sarla T. Ganatra, 105,263 shares subject to presently exercisable warrants and 2,842,500 shares as to which Mr. Ganatra has exclusive voting and dispositive power through a stock control agreement with his son, Rajesh T. Ganatra. Mr. Ganatra’s address is 6801 Morrison Boulevard, Charlotte, NC 28211.
(5)	Includes 55,000 shares subject to presently exercisable stock options.
(6)	Includes 15,000 shares held by Schoonover Investments Limited Partnership, a limited partnership controlled by Mr. Schoonover and includes 155,000 of presently exercisable stock options.
(7)	Includes 485,000 of stock options exercisable within 60 days of the Record Date.
(8)	Includes 281,250 of stock options exercisable within 60 days of the Record Date.
(9)	All shares subject to presently exercisable stock options.
(10)

The 132,695 shares of Series A Preferred Stock with a stated value of $1,000 are presently convertible at a conversion price of approximately $28.12 into 4,719,121 shares of Class A Common Stock. Michael A. Krupka is a member of Bain Capital Investors, LLC (“Bain Investors”). Bain Investors is the sole general partner of Bain Capital Partners VI, L.P. (“Bain Partners VI”), which is the sole general partner of Bain Capital Fund VI, L.P. (“Bain Fund VI”), which is the Administrative Member of Bain Capital CLEC Investors, L.L.C. (“CLEC L.L.C.”). By virtue of this relationship, Mr. Krupka may be deemed to share voting and dispositive power with respect to the 132,695 shares of Series A Preferred Stock held by CLEC L.L.C. Mr. Krupka disclaims beneficial ownership of such shares except to the extent of his pecuniary interest therein. Mr. Krupka’s address is Bain Capital, Inc., 111 Huntington Avenue, Boston, MA 02199.

(11)	The 125,729 shares of Series A Preferred Stock with a stated value of $1,000 are presently convertible at a conversion price of approximately $28.12 into 4,471,382 shares of Class A Common Stock. The 125,729 shares of Series A Preferred Stock includes (a) 325 shares held by Mr. DiNovi for his own account, (b) 110,844 shares held by Thomas H. Lee Equity Fund IV, L.P. (“THL Equity Fund”), (c) 3,794 shares held by Thomas H. Lee Foreign Fund IV, L.P. (“THL Foreign Fund”), and (d) 10,766 shares held by Thomas H. Lee Foreign Fund IV-B (“THL Foreign Fund B”). THL Equity Advisors IV, LLC. (“THL Advisors”) is the general partner of THL Equity Fund, THL Foreign Fund and THL Foreign Fund B. Mr. DiNovi is a managing director of THL Advisors. Other than the 325 shares Mr. DiNovi holds for his own account, Mr. DiNovi disclaims beneficial ownership of all reported shares except to the extent of his pecuniary interest therein. Mr. DiNovi’s address is Thomas H. Lee Partners, L.P., 100 Federal Street, Boston, MA 02110.
(12)	The 132,695 shares of Series A Preferred Stock with a stated value of $1,000 are presently convertible at a conversion price of approximately $28.12 into 4,719,121 shares of Class A Common Stock. By virtue of its role as Administrative Member of CLEC L.L.C., Bain Fund VI, whose sole general partner is Bain Partners VI, whose sole general partner is Bain Investors, may be deemed to beneficially own all 132,695 shares of Series A Preferred Stock held by CLEC L.L.C. Bain Fund VI disclaims beneficial ownership of all but the 56,519 shares of Series A Preferred Stock in which it holds a pecuniary interest. Based on their pro-rata share of membership interests in CLEC L.L.C., other members of CLEC L.L.C affiliated with Bain Fund VI may be deemed to beneficially own shares of Series A Preferred Stock held by CLEC L.L.C. as follows: (a) 56,519 shares held by Bain Capital VI Coinvestment Fund, L.P., whose sole general partner is Bain Partners VI, whose sole general partner is Bain Investors, (b) 3,440 shares held by BCIP Associates II, a Delaware general partnership of which Bain Investors is the managing partner, (c) 369 shares held by BCIP Trust Associates II, a Delaware general partnership of which Bain Investors is the managing partner, (d) 559 shares held by BCIP Associates II-B, a Delaware general partnership of which Bain Investors is the managing partner, (e) 207 shares held by BCIP Trust Associates II-B, a Delaware general partnership of which Bain Investors is the managing partner, (f) 567 shares held by BCIP Associates II-C, a Delaware general partnership of which Bain Investors is the managing partner, and (g) 189 shares held by PEP Investments Pty Ltd., for which Bain Investors is attorney-in-fact. Bain Capital, Inc.’s address is 111 Huntington Avenue, Boston, MA 02199.
(13)	The 132,695 shares of Series A Preferred Stock with a stated value of $1,000 are presently convertible at a conversion price of approximately $28.12 into 4,719,121 shares of Class A Common Stock. The 132,695 shares of Series A Preferred Stock includes (a) 110,844 shares held by THL Equity Fund, whose sole general partner is THL Advisors, (b) 3,794 shares held by THL Foreign Fund, whose sole general partner is THL Advisors, (c) 10,766 shares held by THL Foreign Fund B, whose sole general partner is THL Advisors, (d) 721 shares held by Thomas H. Lee Charitable Investment Limited Partnership, (e) an aggregate of 4,747 shares held by certain parties affiliated with Thomas H. Lee Partners, L.P., and (f) 1,823 shares held by Putnam Investment Holdings, LLC (collectively, the “Thomas H. Lee Entities”). Each of the Thomas H. Lee Entities disclaims beneficial ownership of those shares held by the other Thomas H. Lee Entities. Thomas H. Lee Partners, L.P.’s address is 100 Federal Street, Boston, MA 02110.

ELECTION OF DIRECTORS

The board of directors currently consists of eight directors. The holders of Class A Common Stock, voting together with the holders of Series A Preferred Stock (who vote on an “as converted” basis), elect six Class A directors annually and holders of Series A Preferred Stock elect two Preferred Stock directors annually. Directors generally serve until the next annual meeting of stockholders.

Class A Directors

Six Class A directors will be elected at the Annual Meeting. The nominees are described below:

Name	Age	Director Since	Business Experience
Richard T. Aab	56	1996	Mr. Aab co-founded US LEC in June 1996 and has served as Chairman of the Board of Directors since that time. He also served as Chief Executive Officer from June 1996 until July 1999. Between 1982 and 1997, Mr. Aab held various positions with ACC Corp., an international telecommunications company in Rochester, NY, including Chairman and Chief Executive Officer, and served as a director. Mr. Aab is a member of the Board of Trustees of the University of Rochester, the University of Rochester Medical Center, Rochester Institute of Technology and various private corporate institutions.

Aaron D. Cowell, Jr.	43	2002	Mr. Cowell joined US LEC in June 1998 as executive vice president and general counsel. Later that year, he assumed responsibility for US LEC’s sales and field sales support functions. In 1999, his executive management duties were expanded to include US LEC’s engineering, operations, regulatory, customer care services and marketing departments. He was appointed president and chief operating officer of US LEC in 2000. In October 2002, Mr. Cowell was named chief executive officer and elected to the board of directors. He also holds a position on the Board of Directors of CompTel/ALTS (Association for Local Telecommunications Services), through which he helps promote regulations and decisions that will facilitate fair competition in the telecommunications industry. Mr. Cowell is a graduate of Harvard Law School and Duke University.

David M. Flaum	52	1998	Mr. Flaum has served as President of Flaum Management Company, Inc. (“Flaum Management”), a real estate development firm based in Rochester, New York, since 1985, and President of The Hague Corporation, a commercial real estate management firm, since 1993. Flaum Management is active in the development of retail centers and office buildings in the eastern United States.

Name	Age	Director Since	Business Experience

Tansukh V. Ganatra	61	1996	Mr. Ganatra co-founded US LEC in June 1996 and has served as a director since that time. He served as Chief Executive Officer and Vice Chairman of the Board of Directors from July 1999 until his retirement in December 2001. He also served as President and Chief Operating Officer from June 1996 until July 1999. From 1987 to 1997, Mr. Ganatra held various positions with ACC Corp., including serving as its President and Chief Operating Officer. Prior to joining ACC Corp., Mr. Ganatra held various positions during a 19-year career with Rochester Telephone Corp., culminating with the position of Director of Network Engineering. Mr. Ganatra currently serves as a consultant to US LEC Corp.

Michael C. Mac Donald	51	2003	Mr. Mac Donald has served as a director of US LEC since April 2003. Since joining Xerox Corporation (“Xerox”) in 1977, Mr. Mac Donald has held various sales and marketing positions with the company. Since June 2000, he has been president of North American Solutions Group, which is responsible for all products, services and solutions sold by the Xerox direct sales force in the United States and Canada. Mr. Mac Donald is a director of Medifast, Inc., which is engaged in the production, distribution, and sale of weight and disease management products and other consumable health and diet products. He also serves as a member of the board of trustees and overseers of Rutgers University and is a director of the U.S. Chamber of Commerce and The V Foundation.

Steven L. Schoonover	59	1998	Mr. Schoonover is President and Chief Executive Officer of CellXion, L.L.C., which specializes in site development, shelter and tower construction and radio equipment integration for the wireless telecommunications industry. From 1990 until its sale in November 1997 to Telephone Data Systems, Inc., Mr. Schoonover served as President of Blue Ridge Cellular, Inc., a full-service cellular telephone company. From 1983 to 1996, he served in various positions, including President and Chief Executive Officer, with Fibrebond Corporation, a firm involved in construction, installation and management of cellular telephone and personal communications systems.

Preferred Stock Directors

On April 11, 2000, affiliates of Bain Capital, Inc. (“Bain”) and Thomas H. Lee Partners, L.P. (“THL”) each purchased $100 million of the Series A Preferred Stock. The holders of the Series A Preferred Stock are entitled to elect two directors of US LEC. The Preferred Stock director nominees are described below:

Name	Age	Director Since	Business Experience
Anthony J. DiNovi	42	2000	Mr. DiNovi is a Managing Director of THL, a private investment company, where he has been employed since 1988. Mr. DiNovi currently serves as a director of Eye Care Centers of America, Inc., Fairpoint Communications, Inc., Fisher Scientific International, Inc., Vertis, Inc., American Media, Inc., Michael Foods Inc., National Waterworks, Inc., Endurance Specialty Insurance, Ltd. and several privately held companies.

Michael A. Krupka	40	2000	Mr. Krupka joined Bain, a private investment company, in 1991 and has been a Managing Director since 1997. Prior to joining Bain, he spent several years as a management consultant at Bain & Company where he focused on technology and technology-related companies. In addition, Mr. Krupka has served in several senior operating roles at Bain portfolio companies. He currently serves as a director of Integrated Circuit Systems, Inc., and a number of private companies.

Compensation of Directors

During 2004, the Company agreed to increase the compensation paid to directors and currently pays outside, non-employee directors an annual retainer of $20,000, with the Chair of the Audit Committee receiving an additional $10,000 annual retainer and the Chair of the Compensation Committee receiving an additional $5,000 annual retainer. Retainers are paid upon the Directors’ election to the Board. Outside, non-employee directors also are paid $1,000 each for participating in a Board meeting and $500 each for participating in a committee meeting. The Company also annually grants options for 5,000 shares of the Company’s Class A common stock to outside, non-employee Class A Directors. The options are granted upon their election to the Board, are fully vested upon grant, have an exercise price equal to the fair market value of the stock, and expire ten years after the date of the grant. As set forth below, Mr. Ganatra does not receive any compensation or options for his service as a director. The Company also reimburses each non-employee director for reasonable out-of-pocket expenses incurred in attending meetings of the Board of Directors and any committees thereof.

The Company entered into a consulting agreement with Mr. Ganatra effective as of January 1, 2002. The agreement expires on January 1, 2009 unless terminated earlier as provided below. Pursuant to the agreement, Mr. Ganatra is entitled to receive an annual consulting fee of $50,000 for a specified number of days of consulting services per year. Mr. Ganatra is entitled to an hourly consulting fee if he performs additional services, at the Company’s request, for more than the specified number of days per year. Mr. Ganatra may terminate the agreement after January 1, 2005. The Company may terminate the agreement in the event of Mr. Ganatra’s disability or breach of the agreement. Upon termination of the agreement, Mr. Ganatra is entitled to receive accrued but unpaid fees through the date of termination. In addition, during the term of the agreement and following its termination, Mr. Ganatra has agreed not to compete with the Company within defined geographic areas, and not to encourage the Company’s employees to terminate their employment with the Company and work for one of the Company’s competitors.

Board Independence

The Board of Directors has determined that the following directors, who constitute a majority, are free from any relationship that, in the Board’s opinion, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and are “independent” within the meaning of Rule 4200 of the National Association of Securities Dealers (the “NASD”): Mr. Anthony J. DiNovi, Mr. David M. Flaum, Mr. Michael A. Krupka, Mr. Michael C. Mac Donald, Mr. Steven L. Schoonover and Mr. Tansukh V. Ganatra.

Board Meetings and Committees of the Board/Corporate Governance

Attendance at Board and Committee Meetings. The Board of Directors held five meetings during 2004. Each director participated in more than 75% of the meetings of the Board and committees of the Board on which the director served. The independent directors met separately on three occasions during 2004, with all of the directors who were independent during 2004 participating in each meeting.

Director Attendance at Annual Meetings. The Company does not have a policy regarding director attendance at annual stockholders’ meetings. Mr. Aab, Mr. Ganatra and Mr. Cowell attended the annual stockholders’ meeting held in 2004.

Code of Ethics. The Company has adopted a code of ethics for its directors, principal executive and financial officers. A copy of the code of ethics is available on US LEC’s website at www.uslec.com under the tab “Investors” and then under the heading “Corporate Governance”. Any amendments to the code of ethics will be made available on the Company’s website. Any waivers of the code of ethics applicable to directors or executive officers will be filed on Form 8-K.

Committees of the Board of Directors. The Board of Directors has two standing committees: the Audit Committee and the Compensation Committee. Messrs. DiNovi, Flaum, Krupka and Schoonover serve on both of these committees; Mr. Mac Donald also serves on the compensation committee. Each of these committees acts pursuant to a written charter adopted by the Board of Directors. A copy of the audit committee charter is available on our website at www.uslec.com under the tab “Investors” and then under the heading “Corporate Governance”. The information on our website is not a part of this proxy statement. Set forth below is a summary of the principal functions of each committee.

Audit Committee. The audit committee met four times during 2004. In addition, the audit committee and Mr. Schoonover, the chairman of the audit committee, met with the Company’s independent accountants prior to the release of the Company’s quarterly earnings announcements and the filing by the Company of its quarterly reports with the SEC. The primary functions of the audit committee are to (A) support and oversee the independent auditor, (B) assist the Board in monitoring (1) the preparation and integrity of the financial statements of the Company, (2) the independent auditor’s qualifications and independence, (3) the performance of the Company’s internal control function and independent auditors, and (4) the Company’s compliance with legal and regulatory requirements including, but not limited to, those affecting the disclosure of financial information, and (C) prepare the report the SEC rules require to be included in the Company’s annual proxy statement, together with such other reports as the Board and/or the SEC shall from time-to-time require.

The Board of Directors has determined that each member of the audit committee has sufficient knowledge of financial statements and auditing matters to serve on the committee under NASD rules and is “independent” as that term is defined in NASD rules. The Board of Directors has determined that the Company does not have an audit committee financial expert on the audit committee. Because of the qualifications of the members of the Audit Committee, the Board of Directors has not actively sought director candidates who would meet the requirements of an audit committee financial expert.

Compensation Committee. The compensation committee met twice during 2004 and considered a new compensation arrangement for directors, compensation arrangements for the Company’s Chief Executive Officer and bonus plans for employees. In addition, the Board of Directors participated in administering the Company’s 1998 Omnibus Stock Plan (the “Stock Plan”) and approving plans for the compensation of other officers.

Mr. Mac Donald is currently the chairman of the compensation committee. The Board of Directors has determined that all members of the compensation committee are “independent” within the meaning of Rule 4200 of the NASD.

How to Communicate with the Board of Directors and Independent Directors. Stockholders may communicate with the Board of Directors by contacting the Investor Relations Department by mail at the Company’s headquarters in Charlotte or by electronic mail to “Contact Investor Relations” under the tab “Investors” on the Company’s website. Stockholders may address correspondence to the directors, generally, or to one director in particular. Management will review correspondence sent generally to the directors in order to determine which director it should be sent to; correspondence sent to a particular director will be sent directly to that individual.

Director Nomination Process

The Company does not have a nominating committee and believes that the absence of a formal nominating committee and written charter is appropriate because, given the size of the Board, all directors, including all independent directors, are able to, and do, participate in the consideration of director nominees.

Pursuant to a Board Resolution delineating the nominating process, the Company engages in a process to identify, evaluate and nominate candidates for director that is intended to create a Board that will demonstrate objectivity and the highest degree of integrity on an individual and collective basis. To that end, in evaluating candidates, the needs of the Board and the Company in light of the current mix of director skills and attributes are considered. In addition to requiring that each director possess unquestionable integrity and character, the evaluation of director candidates includes an assessment of an individual’s education, business experience, age, accounting and financial expertise, reputation, civic and community relationships and knowledge and experience in matters impacting telecommunications companies such as US LEC. The ability of candidates to devote adequate time to Board and committee matters is also considered. When current Board members are considered for nomination for reelection, prior Board contributions and performance, as well as meeting attendance records, are taken into account.

The Board considers candidates recommended by existing directors and executive officers and by stockholders who comply with the notice procedures set forth in the Company’s By-Laws as described below. Based on a preliminary assessment of a candidate’s qualifications, the Board conducts interviews with the candidate and may request additional information. The same process for evaluating candidates is used for all nominees, including those recommended by stockholders.

Individual candidates for election to the Board as Class A Directors are subject to a vote of the full Board; however, the only candidates who may be elected by the Board to fill a vacancy or placed on the slate for consideration and election by the stockholders are those who obtain a majority of the votes of the independent directors.

Stockholder Nominations of Directors

The Board will consider nominations submitted by stockholders who comply with the notice procedures set forth in Section 15 of the Company’s Amended By-Laws. Nominations may be made by any stockholder entitled to vote for the election of directors. To be considered, nominations must be received in writing by the secretary of the Company not later than (a) with respect to an election to be held at an annual meeting of stockholders, ninety (90) days prior to the first anniversary date of the preceding year’s annual meeting (or the date of the written consent in lieu thereof), and (b) with respect to an election to be held at a special meeting of stockholders for the election of directors, the close of business on the tenth (10th) day following the date of which notice of such meeting is first given to stockholders. The notice must include all information relating to the nominee that would be required to be disclosed in solicitations of proxies for election of directors under regulations promulgated by the SEC. The notice also must include (x) the name and address, as they appear on the records of the Company, of the Stockholder of record and the name and address of the beneficial owner, if different, on whose behalf the nomination is made and (y) the class and number of shares of the corporation which are beneficially owned by the stockholder of record and such beneficial owner.

COMPENSATION OF EXECUTIVE OFFICERS

The following table summarizes compensation paid for the last three fiscal years to (i) the Company’s Chief Executive Officer and (ii) the Company’s other executive officers.

Summary Compensation Table

		Annual Compensation		Long-Term Compensation Awards
Name and Principal Position	Year	Salary ($)	Bonus ($)	Securities Underlying Options (#)	All Other Compensation ($)
Richard T. Aab Chairman	2004 2003 2002	176,000 183,000 170,500	— — —	— — —	2,400 2,067 3,287	(1)
Aaron D. Cowell, Jr. President and Chief Executive Officer	2004 2003 2002	350,000 336,000 287,000	275,000 262,500 —	— 485,000 —	4,507 4,050 6,572	(1)
Michael K. Robinson Executive Vice President—Finance and Chief Financial Officer	2004 2003 2002	262,000 256,000 242,000	125,000 100,000 —	— 225,000 —	12,004 11,475 15,550	(1)

(1)	Amounts presented for 2004 include matching contributions to each executive officer’s account under the Company’s 401(k) retirement plan in the amounts of $1,625, $3,034 and $3,034 and group term life insurance premiums of $775, $1,473, and $1066 for Messrs. Aab, Cowell, and Robinson respectively. In addition, Mr. Robinson received $7,904 for medical and dental insurance premiums for 2004.

Separation Agreement with Michael K. Robinson

Effective March 15, 2005, Michael K. Robinson resigned as the Company’s executive vice president of finance and chief financial officer. In connection with his resignation, the Company agreed to extend for two (2) years after his resignation the time within which Mr. Robinson may exercise previously granted, vested options, covering 281,250 shares of the Company’s Class A Common Stock. One option for 225,000 shares has an exercise price of $4.06 per share and the other option for 56,250 shares has an exercise price of $3.41 per share. In consideration, Mr. Robinson agreed to extend, for the same two-year period, certain covenants in his Option Agreements not to solicit any customers of the Company, not to hire any current manager or officer of the Company and not to disclose any of the Company’s confidential, proprietary information. The extension will expire if Mr. Robinson breaches any of those covenants during the two-year period.

Option Grants in Last Fiscal Year

There were no options granted to executive officers named in the Summary Compensation Table (“Named Executive Officers”) in the last fiscal year.

Fiscal Year End Option Values

The following table sets forth information regarding the options held by Named Executive Officers as of December 31, 2004. There were no options exercised by Named Executive Officers in 2004.

Fiscal Year End Option Values

	Number of Securities Underlying Unexercised Options			Value of Unexercised In-the-Money Options
Name	Exercisable	Unexercisable		Exercisable	Unexercisable
Aaron D. Cowell, Jr.	466,250	93,750		—	—
Michael K. Robinson	281,250	18,750	(1)	—	—

(1)	Upon the resignation of Mr. Robinson on March 15, 2005, the unexercisable options to purchase 18,750 shares of Class A Common stock were cancelled.

Equity Compensation Plans

The following table sets forth information as of December 31, 2004, with respect to compensation plans under which equity securities of the Company are authorized for issuance.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants, rights (a)	Weighted-average exercise price of outstanding options, warrants, rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	4,748,307	$4.10	109,914
Equity compensation plans not approved by security holders (1)	128,300	$2.86	—

Total	4,876,607		109,914

(1)	Includes 128,300 shares underlying a compensatory warrant issued to an officer in 1997, prior to the Company’s initial public offering. The warrant is exercisable through December 31, 2006.

Report of the Compensation Committee Regarding Executive Compensation

General. The objective of the Company’s executive compensation program is to attract, motivate, reward and retain qualified executive officers. The program consists of (i) annual compensation comprised of a base salary combined with a cash incentive bonus based upon the Company’s and the executive’s performance and (ii) long-term compensation comprised of equity-based incentive awards.

Annual Compensation. The Compensation Committee typically reviews the salaries and considers bonuses for the Company’s executive officers each January. Salary adjustments, if any, are made for the current year and bonuses, if any, are awarded based on the performance of the Company and a qualitative review of the executive’s performance during the prior year. No adjustments were made in the salaries of the Company’s executive officers in 2004. In March 2005, as part of a Company-wide performance evaluation, the Compensation Committee awarded Mr. Robinson a $125,000 discretionary bonus for his overall contributions to the success of the Company in 2004.

Long-Term Compensation. The Company adopted the 1998 Omnibus Stock Plan primarily as a tool to recruit and retain directors, executive officers and other employees on a basis competitive with industry practices for emerging, growth-oriented businesses. The Board of Directors believes that stock-based incentive awards are the best way to align the interests of executive officers and other key employees with those of the Company’s stockholders. Although the plan permits awards of stock options, stock appreciation rights, restricted stock and restricted stock units, to date the Board has used only stock options to attract and retain executive officers and key employees. Stock option awards typically include vesting conditions that encourage an executive officer to remain with the Company over a period of years.

Compensation of the Chief Executive Officer. There was no change in Mr. Cowell’s annual base salary of $350,000 in 2004. In March 2005, and in recognition of Mr. Cowell’s overall contributions to the Company’s operating performance and financial results in 2004, the Compensation Committee granted Mr. Cowell a discretionary bonus of $275,000.

Certain Income Tax Considerations. Under federal tax law, certain non-performance based executive compensation which is in excess of $1.0 million is not tax deductible by the Company. During 2004, no executive officer of the Company received compensation in excess of this limit, and, at this time, the Board of Directors does not expect that executive officers of the Company will receive compensation in excess of this limit during 2005. Accordingly, no formal policy with respect to the tax deductibility of executive compensation has been adopted.

Members of the Compensation Committee During 2004:

Michael C. Mac Donald, Chairman

David M. Flaum

Steven L. Schoonover

Anthony J. DiNovi

Michael A. Krupka

Compensation Committee Interlocks and Insider Participation

The members of the Compensation Committee are Mr. Mac Donald (Chairman), Mr. DiNovi, Mr. Flaum, Mr. Krupka and Mr. Schoonover. No member of the committee has been an officer or employee of the Company or any of its subsidiaries. In addition, no executive officer of the Company served on the board of directors of any entity whose executive officers included a director of the Company.

Performance Graph

The performance graph below shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

The following is a comparative performance graph which compares the percentage change of cumulative total stockholder return on the Class A Common Stock with (a) the total return index of The Nasdaq Stock Market (US Companies) (the “Broad Index”) and (b) the total return index for The Nasdaq Telecommunications Index for the period commencing December 31, 1999 and ending December 31, 2004 assuming an investment of $100 and reinvestment of dividends.

PROPOSAL 2

AMENDMENT OF THE 1998 OMNIBUS STOCK PLAN

Background and Reasons

The Company adopted the 1998 Omnibus Stock Plan (the “Stock Plan”) in January of 1998. It was last amended in May 2001. The Company is presently authorized to issue 5,000,000 shares of Class A Common Stock upon the exercise of options granted under the Stock Plan.

The stockholders are being asked to approve an amendment to the Stock Plan which increases the number of shares that may be issued under the Stock Plan by 2,000,000. The Stock Plan is intended to enable the Company to recruit, reward, retain and motivate employees and to attract and retain outside directors, agents and consultants on a basis competitive with industry practices. The Company currently has reserved 5,000,000 shares of Class A Common Stock for issuance under the Stock Plan, of which 109,914 were available for grant at December 31, 2004. The Board of Directors has approved and recommended to the stockholders that they approve an amendment to the Stock Plan to increase the number of shares reserved for issuance to 7,000,000 shares. As of December 31, 2004, options to purchase approximately 4,748,307 shares of Class A Common Stock were outstanding under the Stock Plan.

Since May 2001, when the Stock Plan was last amended, the number of the Company’s employees has increased from 849 to approximately 1,065. Management relies heavily on options issued under the Stock Plan to attract and retain experienced officers and employees and to motivate employees to maximize stockholder value. The Board of Directors believes that the proposed increase in the number of shares available under the Stock Plan is essential to permit management to continue to provide long-term, equity-based incentives to present and future key employees. The Board of Directors has not determined who will receive awards relating to the additional shares of Class A Common Stock that will be reserved for issuance under the Stock Plan if the proposed amendment is approved.

The following is a summary of the Stock Plan as proposed to be amended by increasing the shares subject to the Stock Plan to 7,000,000. The summary describes the primary features of the Stock Plan, but as qualified by reference to the full text of the Stock Plan which is included in this proxy statement as Appendix A.

Description of the Stock Plan

The Stock Plan is administered by the Board of Directors. Awards under the Stock Plan may include, but are not limited to, stock options, stock appreciation rights, restricted stock, performance awards or other stock-based awards, such as stock units, securities convertible into stock, phantom securities and dividend equivalents. The Board of Directors has authority and discretion under the Stock Plan (i) to designate eligible participants and (ii) to determine the types of awards to be granted and the conditions and limitations applicable to such awards, if any, including the acceleration of vesting or exercise rights upon a change in control of the Company. The awards may be granted singly or together with other awards, or as replacement of, in combination with, or as alternatives to, grants or rights under the Stock Plan or other employee benefit plans of the Company. Awards under the Stock Plan may be issued based on past performance, as an incentive for future efforts or contingent upon the future performance of the Company.

Options granted under the Stock Plan must be exercised within the period fixed by the Board of Directors, which may not exceed 10 years from the date of the option grant, or in the case of incentive stock options granted to any 10% stockholder, five years from the date of the option grant. Options may be made exercisable in whole or in installments, as determined by the Board of Directors. Except as authorized by the Board of Directors, options will not be transferable other than by will or the laws of descent and distribution and, during the lifetime of an optionee, may be exercised only by the optionee. The option price will be determined by the Board of Directors. However, the option price for incentive stock options may not be less than the market value of the Class A Common Stock on the date of grant of the option and the option price for incentive stock options granted to any 10% stockholder may not be less than 110% of the market value of the Class A Common Stock on the date of grant. Unless otherwise designated by the Board of Directors as “incentive stock options” intended to qualify under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), options granted under the Stock Plan are intended to be “nonqualified stock options.”

If the stockholders approve the proposed amendment and there is any subsequent increase or decrease in the number of issued shares of Class A Common Stock as a result of a stock split, consolidation of shares, payment of a stock dividend or any other capital adjustment affecting the number of issued shares of Class A common stock, an appropriate adjustment will be made in the number of shares of Class A Common Stock reserved for issuance and purchasable under the Stock Plan. In the event that the outstanding shares of Class A Common Stock are changed into, or exchanged for, a different number or kind of securities of the Company or another corporation, whether through reorganization, recapitalization, merger, consolidation, or otherwise, then an appropriate adjustment will be made in the number and kind of securities which may be issued and purchased under the Stock Plan.

Federal Income Tax Considerations

There are no tax consequences to the optionee upon the grant of an incentive option pursuant to the Stock Plan and no tax consequences to the optionee upon exercise of an incentive stock option, except that the amount by which the fair market value of the shares at the time of exercise exceeds the option exercise price is a tax preference item possibly giving rise to alternative minimum tax. If the shares of Class A Common Stock acquired are not disposed of within two years from the date the option was granted and within one year after the shares are transferred to the optionee, any gain realized upon the subsequent disposition of the shares will be characterized as long-term capital gain and any loss will be characterized as long-term capital loss. If the foregoing holding period requirements are not met, a “disqualifying disposition” occurs and gain in an amount equal to the lesser of (i) the fair market value of the shares on the date of exercise minus the option exercise price or (ii) the amount realized on disposition minus the option exercise price (except for certain “wash” sales, gifts or sales to related persons) is taxed as ordinary income and the Company will be entitled to a corresponding federal income tax deduction in an amount equal to the optionee’s ordinary income at that time. The gain in excess of this amount, if any, will be characterized as long-term capital gain if the optionee held the shares for more than one year.

There are no tax consequences to the recipient upon the grant of a non-qualified option pursuant to the Stock Plan. Upon the exercise of a non-qualified stock option, taxable ordinary income will be recognized by the holder in an amount equal to the excess of the fair market value of the shares purchased at the time of such exercise over the aggregate exercise price. The Company will be entitled to a corresponding federal income tax deduction. Upon any subsequent sale of the shares, the optionee will generally recognize a taxable gain or loss based upon the difference between the per share fair market value at the time of exercise and the per share selling price at the time of the subsequent sale of the shares.

Estimated Benefits

The Company currently has a policy of automatically awarding options to purchase 5,000 shares of Class A Common Stock to outside, non-employee Class A directors upon their annual election as directors. The options are fully vested upon the date of grant, have an exercise price equal to the fair market value of the stock and expire ten years from the grant date. All other awards under the Stock Plan are made at the discretion of the Board of Directors or the Compensation Committee. Accordingly, awards that may be received in the future by any other particular person or group are not presently determinable.

Recommendation

The Board of Directors recommends a vote “for” approval of the proposal to amend the Stock Plan to increase the number of shares of Class A Common Stock reserved for issuance under the Stock Plan from 5,000,000 shares to 7,000,000 shares.

PROPOSAL 3

AMENDMENT OF THE EMPLOYEE STOCK PURCHASE PLAN

In May 2000, the stockholders approved and the Company adopted the Employee Stock Purchase Plan (the “Stock Purchase Plan”). In May 2001, the stockholders approved an amendment to increase the number of shares that may be issued under the Stock Purchase Plan to 2,000,000, of which 12,578 are currently available for issuance. Since the effective date of the Stock Purchase Plan on September 1, 2000, US LEC employees have purchased approximately $5 million of stock under the Stock Purchase Plan. At the annual meeting, the stockholders are being asked to approve an amendment to the Stock Purchase Plan to increase the number of shares that may be issued under the Stock Purchase Plan by 1,000,000 shares.

The Stock Purchase Plan offers eligible employees the opportunity to purchase shares of Class A Common Stock through payroll deductions and is intended to encourage participation in the ownership and economic progress of the Company. Employees whose customary employment is more than 20 hours per week and more than five months in any calendar year are eligible to participate in the Stock Purchase Plan, including substantially all salaried and hourly employees, totaling approximately 1065 persons as of February 28, 2005. The Stock Purchase Plan is intended to qualify under Section 423 of the Code.

The following is a summary of the Stock Purchase Plan as proposed to be amended by increasing the shares subject to the Stock Purchase Plan to 3,000,000. The summary describes the primary features of the Stock Purchase Plan, but as qualified by reference to the full text of the Stock Purchase Plan which is included in this proxy statement as Appendix B.

Administration

The Stock Purchase Plan is administered by the Board of Directors. The Board of Directors may from time to time adopt amendments to the Stock Purchase Plan consistent with Sections 421 and 423 of the Code without the approval of the Company’s stockholders. The Board of Directors may terminate the Stock Purchase Plan at any time and such action will result in a refund to those employees participating in the Plan (the “Participants”) of the sums credited to their accounts which have not been used to purchase shares under the Stock Purchase Plan. Unless sooner terminated, the Stock Purchase Plan will terminate on December 31, 2010.

Issuance of Shares

Pending shareholder approval at the annual meeting, the Board of Directors had reserved 3,000,000 shares of the Company’s authorized but unissued shares of Class A Common Stock for purchase under the Stock Purchase Plan. The Stock Purchase Plan provides for specified offering periods during which an eligible employee is permitted to accumulate payroll deductions in a plan account (for each Participant, his or her “Stock Purchase Account”) for the purchase of shares of Class A Common Stock (each, an “Offering Period”). An eligible employee may elect to participate in the Stock Purchase Plan by delivering to the Board of Directors a written directive authorizing payroll deductions in an amount not exceeding ten percent (10%) of the Participant’s compensation during the Offering Period. Notwithstanding the foregoing, the aggregate fair market value of shares of Class A Common Stock that may be purchased by a Participant during any calendar year may not exceed $25,000. In its discretion, the Board of Directors also may impose a maximum dollar amount that a Participant may contribute to the Stock Purchase Plan during any particular Offering Period. In addition, a Participant is limited to owning 5% of the total combined voting power or value of all classes of stock of the Company.

Purchase of Shares

The purchase price per share of Class A Common Stock is the lower of 85% of the Fair Market Value (as defined in the Stock Purchase Plan) of a share of Class A Common Stock as of the first day of each Offering Period or 85% of the Fair Market Value of a share of Class A Common Stock as of the last day of each Offering

Period. The closing price of a share of Class A Common Stock on the Nasdaq National Market on December 31, 2004 was $3.18 per share. As of the end of each Offering Period, the amount in a Participant’s Stock Purchase Account is used to purchase from the Company the largest number of whole shares of Class A Common Stock which can be purchased at the applicable price, subject to certain limitations. The remaining balance (if any) in a Participant’s Stock Purchase Account is credited to the Participant’s Stock Purchase Account for the immediately following Offering Period.

If there is any subsequent increase or decrease in the number of issued shares of Class A Common Stock as a result of a stock split, consolidation of shares, payment of a stock dividend or any other capital adjustment affecting the number of issued shares of Class A common stock, an appropriate adjustment will be made in the number of shares of Class A Common Stock reserved for issuance and purchasable under the Stock Purchase Plan. In the event that the outstanding shares of Class A Common Stock are changed into, or exchanged for, a different number or kind of securities of the Company or another corporation, whether through reorganization, recapitalization, merger, consolidation, or otherwise, an appropriate adjustment will be made in the number and kind of securities which may be issued and purchased under the Stock Purchase Plan.

Federal Income Tax Considerations

The Stock Purchase Plan, as amended, is intended to qualify as an “employee stock purchase plan” within the meaning of Section 423 of the Code. A Participant will not realize income subject to federal income tax at the time he or she elects to participate in the Stock Purchase Plan or at the time shares of Class A Common Stock are purchased for his or her account. No federal income tax consequences result to the Company at the time a Participant elects to participate in the Stock Purchase Plan, at the time shares of Class A Common Stock are purchased under the Stock Purchase Plan or upon the disposition of shares of Class A Common Stock acquired under the Stock Purchase Plan, other than with respect to a disqualifying disposition (as described below). If a Participant does not dispose of shares of Class A Common Stock within two years of the date of grant (the first day of the Offering Period involved) and within one year from the date of purchase (the last business day of the Offering Period involved), upon the disposition of such shares, ordinary income may be realized by the Participant on the lesser of (i) the excess of the proceeds of sale over the purchase price or (ii) the excess of the fair market value on the date of grant over the purchase price. Any additional gain realized will be capital gain and any loss realized will be a capital loss.

If any shares of Class A Common Stock purchased are disposed of within either the two-year or one-year periods described above (a “disqualifying disposition”), the Participant will realize ordinary income at the time of such disposition in an amount equal to the difference between the fair market value of the shares on the date of purchase and the purchase price of such shares, and the Company generally will be entitled to a corresponding tax deduction from its income. Any difference between such fair market value and the disposition price will be treated as capital gain or loss to the Participant and will not be deductible by the Company.

Estimated Benefits

The Stock Purchase Plan limits the number of shares of Class A Common Stock that an individual employee may purchase during any calendar year to that number of shares having an aggregate fair market value of $25,000. Subject to that limitation, participation in the Stock Purchase Plan is at the discretion of individual employees and has varied widely in the past based upon the trading price of the Class A common stock. Accordingly, the benefits that might be received by any particular employee from future participation in the Stock Purchase Plan are not presently determinable.

Recommendation

The Board of Directors recommends a vote “for” approval of the amendment of the Employee Stock Purchase Plan to provide for the increase of shares issuable under the plan from 2,000,000 shares to 3,000,000 shares.

AUDIT COMMITTEE REPORT

Management is responsible for the Company’s internal controls and the financial reporting process. The Company’s independent accountants are responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The audit committee’s responsibility is to monitor and oversee these processes. All of the members of the audit committee are independent as that term is defined in Rule 4200 of the NASD. The audit committee operates under a written charter adopted by the Board of Directors.

In this context, the audit committee met and held discussions with management and the independent accountants. The audit committee has reviewed and discussed the audited consolidated financial statements with management and the independent accountants. The audit committee discussed with the independent accountants matters required to be discussed by Statement on Auditing Standards (“SAS”) No. 61, (Communications with Audit Committees) as amended by SAS No. 90.

The Company’s independent accountants also provided to the audit committee the written disclosures and letter from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). The audit committee discussed with the independent accountants the independent accountant’s independence. The audit committee also considered whether non-audit services provided by the independent accountants during the last fiscal year were compatible with maintaining the independent accountants’ independence.

Based upon the audit committee’s discussion with management and the independent accountants and the audit committee’s review of the report of the independent accountants to the audit committee, the audit committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2004 filed with the Securities and Exchange Commission.

Members of the Audit Committee During 2004:

Steven L. Schoonover, Chairman

David M. Flaum

Anthony J. DiNovi

Michael A. Krupka

ACCOUNTING AND AUDIT MATTERS

Audit Fees

For the fiscal year ended December 31, 2003 and 2004, fees billed for services provided by Deloitte & Touche LLP were as follows:

	2003	2004
Audit Fees (1)
Recurring Audit and Quarterly Reviews	$461,000	$458,000
Registration Statements and Related Services	$34,000	$91,500
Audit Related Fees (2)
Audits of Acquired Businesses	$130,000	$30,000
Tax Fees (3)
Tax Compliance Services	$17,000	$20,000
Tax Planning and Advice (4)	$6,000	—
All Other Fees (5)	$38,300	$70,000

(1)	Audit fees consist of fees for professional services rendered in connection with or related to the audit of our consolidated annual financial statement, for the review of interim consolidated financial statements in Form 10-Qs and for services normally provided in connection with statutory and regulatory filings or engagements, including registration statements.
(2)	Audit-related fees consist of fees billed for assurance and related services reasonably related to the performance of the audit or review of our audited or interim consolidated financial statements and are not reported under the heading “Audit Fees.”
(3)	Tax fees consist of fees billed for professional services rendered for tax compliance, tax advice and tax planning.
(4)	Includes fees in 2003 primarily related to property tax assessments and payroll tax assistance services.
(5)	All other fees consist of fees billed for assistance with assessment for Sarbanes-Oxley, SEC correspondence, review of the employee stock purchase plan amendments, and products and services other than the services reported in other categories.

The Audit Committee considers the provision of theses non-audit services to be compatible with maintaining Deloitte & Touche LLP’s independence.

The Audit Committee is responsible for pre-approving all audit and non-audit services provided by the Company’s auditors, and pre-approved all of the services provided in 2004. These services may include audit services, audit-related services, tax services and other services. The Audit Committee has delegated its pre-approval authority to its chairman. The chairman in turn reports to the Audit Committee at least quarterly on audit and non-audit services he pre-approved since his last report.

INDEPENDENT ACCOUNTANTS

Deloitte & Touche LLP served as the Company’s independent accountants for the year ended December 31, 2004. A representative of Deloitte & Touche LLP is expected to be present at the Annual Meeting, will have an opportunity to make a statement if he or she desires to do so and is expected to be available to respond to appropriate questions. The Board of Directors has not selected the Company’s independent accountants for the year ending December 31, 2005 because management has not yet submitted its recommendations to the audit committee.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s officers and directors and persons who own more than ten percent of the Class A Common Stock to file initial reports of ownership and reports of changes in their ownership of the Class A Common Stock with the SEC. Officers, directors and greater than ten percent stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. To the Company’s knowledge, based solely upon a review of the reports furnished to it, all Section 16(a) filing requirements were complied with on a timely basis in 2004.

STOCKHOLDER PROPOSALS TO BE PRESENTED

AT NEXT ANNUAL MEETING

A stockholder intending to present a proposal at the Annual Meeting of Stockholders to be held in 2006, whether or not stockholders wish to have their proposal included in the proxy materials related to next years’ Annual Meeting, must deliver the proposal in writing to the attention of the Company’s Secretary at its corporate offices, Morrocroft III, 6801 Morrison Boulevard, Charlotte, NC 28211 no later than December 29, 2005.

TRANSACTION OF OTHER BUSINESS

As of the date of this proxy statement, the only business which the Board of Directors intends to present or knows that others will present at the meeting is as set forth above. If any other matter or matters are properly brought before the meeting, or any adjournment or postponement thereof, it is the intention of the persons named in the accompanying form of proxy to vote the proxy on such matters in accordance with their best judgment.

Appendix A

US LEC CORP.

1998 OMNIBUS STOCK PLAN

AS AMENDED

Appendix A

US LEC CORP.

1998 Omnibus Stock Plan, as amended

ARTICLE I

NAME, PURPOSE, AND DEFINITIONS

Section 1.1. Name. The Plan shall be known as the “US LEC Corp. 1998 Omnibus Stock Plan” (the “Plan”).

Section 1.2. Purpose. The purpose of the Plan is to benefit the Company, Subsidiaries, and their stockholders by encouraging and enabling key Employees and such other persons as are eligible to participate herein to acquire a financial interest in the Company. The Plan is intended to aid the Company and Subsidiaries in attracting and retaining directors, officers and key employees and in attracting and retaining persons in key relationships with the Company and Subsidiaries, to stimulate the efforts of those individuals, and to strengthen their desire to remain in the office or in the employ of, or in a beneficial relationship with, the Company and Subsidiaries.

Section 1.3. Definitions. Whenever used in the Plan, unless the context clearly indicates otherwise, the following terms shall have the following meanings:

(a)	“Award” or “Awards” means an award granted pursuant to Article III.

(b)	“Award Document” means a document described in Article IV hereof setting forth the terms, conditions, and limitations applicable to the Award granted to the Participant.

(c)	“Beneficiary,” with respect to a Participant, means (i) one or more persons as the Participant may designate as primary or contingent beneficiary in a writing delivered to the Company or Committee or, (ii) if there is no such valid designation in effect at the Participant’s death, either (A) the Participant’s spouse or (B) if the Participant is not married at the date of the Participant’s death, the Participant’s estate. This definition shall not, however, supersede or adversely affect any definition or designation of beneficiary which may be included in any Award.

(d)	“Board” means the Board of Directors of the Company as it may be comprised from time to time.

(e)	“Code” means the Internal Revenue Code of 1986, as amended from time to time, or any successor statute, and applicable regulations.

(f)	“Committee” means the committee appointed by the Board from among its members and shall be comprised of not less than two (2) persons. Unless and until otherwise appointed, the Committee shall be the Compensation Committee of the Board or any successor committee with substantially the same responsibilities if the members of that committee satisfy the requirements of the following sentence. A member of the Committee must not be an Employee and must otherwise satisfy Rule 16b-3 with respect to grants to executive officers and directors. If at any time there shall be no Compensation Committee of the Board or any successor committee with substantially the same responsibilities whose members satisfy the requirements of the foregoing sentence or if the Board shall not have otherwise appointed a committee to administer the Plan, the Board shall have the responsibilities assigned to the Committee herein and references to the Committee herein shall refer to the Board. In addition, the Board shall have the right to exercise, in whole or in part, authority of the Committee hereunder with respect to certain persons or classes of persons as Participants, in which case as to those persons and as to such authority taken or retained by the Board, references to the Committee herein shall refer to the Board.

(g)	“Company” means US LEC Corp., a Delaware corporation, and any successor corporation.

(h)	“Director” means any individual who is a member of the Board.

(i)	“Disability” shall mean the inability, in the opinion of the Company’s group health insurance carrier (or claims processor, if applicable), of a Participant, because of injury or sickness, to work at a reasonable occupation which is available with the Participant’s employer (the Company or a Subsidiary) or at any gainful occupation for which the Participant is or may become fitted.

(j)	“Employee” means any individual who is an employee of the Company or any Subsidiary, whether or not he or she is a Director.

(k)	“Exchange Act” means the Securities Exchange Act of 1934, as amended and in effect from time to time, or any successor statute.

(l)	“Fair Market Value” in reference to the Stock of the Company means as of a given date either:

(i)	The closing price of a share of Stock on the National Market System or national securities exchange on which the Stock is then trading as of the day immediately prior to such date, or if Stock was not traded on that day, then on the next preceding trading day during which a sale occurred; or

(ii)	if the Stock is not traded on the National Market System or listed on a national securities exchange, the mean between the bid and asked prices per share last reported by the National Association of Securities Dealers, Inc., for the over-the-counter market on the day immediately prior to such date, or in the absence of any bid and asked prices on that day, the mean of the bid and asked prices per share of such Stock quoted on the next preceding day for which there were such quotations; or

(iii)	if the Stock is not traded on the National Market System or listed on a national securities exchange, and quotations for the Stock are not reported by the National Association of Securities Dealers, Inc., the fair market value determined by the Committee on the day immediately preceding such date on the basis of available prices for the Stock or in such manner as the Committee shall agree.

The Committee shall determine the Fair Market Value of any security that is not publicly traded, using such criteria as it shall determine, in its sole discretion, to be appropriate for such valuation.

(m)	“Insider” means any person who is subject to Section 16.

(n)	“Participant” means an Employee, Director, or other person designated by the Committee to be eligible for an Award pursuant to this Plan.

(o)	“Restricted Stock” means shares of Stock which have certain restrictions attached to the ownership thereof, which may be issued under Section 3.4.

(p)	“Retirement” means termination of employment with the Company or a Subsidiary for any reason other than death or Disability on or after age 65.

(q)	“Rule 16b-3” means Rule 16b-3 as promulgated by the Securities and Exchange Commission on May 31, 1996, effective August 15, 1996, as such regulation or successor regulation shall be hereafter amended.

(r)	“Section 16” means Section 16 of the Exchange Act or any successor regulation and the rules promulgated thereunder as they may be amended from time to time.

(s)	“Spouse” means the person of the opposite sex to whom the Participant is married, as determined by the law of the Participant’s legal domicile, on the date of the Participant’s death.

(t)	“Stock” means shares of the Class A Common Stock of the Company.

(u)	“Stock Appreciation Right” means a right, the value of which is determined relative to the appreciation in value of shares of Stock, which may be issued under Section 3.3.

(v)	“Stock Option” means a right to purchase shares of Stock granted pursuant to Section 3.2 and includes Incentive Stock Options and Non-Qualified Stock Options as defined in Section 3.2(a).

(w)	“Subsidiary” means any corporation (other than the Company), limited liability company, or other business organization in an unbroken chain of entities beginning with the Company in which each of such entities other than the last one in the unbroken chain owns stock, units or other interests possessing 50 percent or more of the total combined voting power of all classes of stock, units or other interests in one of the other entities in that chain.

(x)	“Substantial Stockholder” means an Employee who is, at the time of the grant to the Employee of an Award, an “owner” (as defined in Section 422(b)(6) of the Code, modified as provided in Section 424 of the Code) of more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Subsidiary.

ARTICLE II

ELIGIBILITY

Awards may be granted to any Employee who is or class of Employees who are designated as Participants from time to time by the Committee and to such other person, such as a non-Employee Director or consultant, whose relationship with the Company or a Subsidiary is deemed by the Committee to be sufficiently important to the Company or Subsidiary as to warrant receipt by such person of an Award or such person that the Company or a Subsidiary or the Committee wishes to secure as a key employee or director of the Company or a Subsidiary for whom the grant of an Award will, in the Committee’s judgment, act as an inducement to such person to accept such position. The Committee shall determine which Employees, Directors, or other eligible persons shall be Participants, the types of Awards to be made to Participants, and the terms, conditions, and limitations applicable to the Awards.

ARTICLE III

AWARDS

Section 3.1. General. Awards may include, but are not limited to, those described in this Article III, including its sections. The Committee may grant Awards singly, in tandem, or in combination with other Awards, as the Committee may in its sole discretion determine. Subject to the other provisions of this Plan, Awards also may be granted in combination or in tandem with, in replacement of, or as alternatives to, grants or rights under this Plan and any other employee plan of the Company.

Section 3.2. Stock Options. A Stock Option is a right to purchase a specified number of shares of Stock at a specified price during such specified time as the Committee shall determine, subject to the following:

(a)	An option granted may be either of a type that complies with the requirements of incentive stock options as defined in Section 422 of the Code (“Incentive Stock Option”) or of a type that does not comply with such requirements (“Non-Qualified Option”).

(b)	The exercise price per share of any Incentive Stock Option shall be no less than the Fair Market Value per share of the Stock subject to the option on the date such Stock Option is granted, except that, if an Incentive Stock Option is granted to a Substantial Stockholder, the exercise price per share shall be no less than one hundred ten percent (110%) of the Fair Market Value per share of Stock subject to the option on the date such Stock Option is granted.

(c)	The exercise price per share of any Non-Qualified Option may be less than the Fair Market Value per share of Stock subject to the option on the date such Stock Option is granted.

(d)	No Incentive Stock Option shall be exercisable after the expiration of ten (10) years from the date on which the Incentive Stock Option is granted, except that, if an Incentive Stock Option is granted to a Substantial Stockholder, such Stock Option shall not be exercisable after the expiration of five (5) years from the date on which the Incentive Stock Option is granted.

(e)	A Stock Option may be exercised, in whole or in part, by giving written notice of exercise to the Company specifying the number of shares of Stock to be purchased and complying with such other terms and conditions as the Committee may specify.

(f)	The exercise price of the Stock subject to the Stock Option may be paid in cash or, at the discretion of the Committee, may also be paid by the tender of shares of Stock already owned by the Participant, or through a combination of cash and shares of Stock, or through such other means that the Committee determines are consistent with the Plan’s purpose and applicable law. No fractional shares of Stock will be issued or accepted.

(g)	The exercise price of the Stock subject to the Stock Option may be paid, at the discretion of the Committee, by delivery to the Company or its designated agent of an irrevocable written notice of exercise form together with irrevocable instructions to a broker-dealer to sell or margin a sufficient portion of the shares as to which the Stock Option is to be exercised and to deliver the sale or margin loan proceeds directly to the Company to pay the exercise price.

Section 3.3. Stock Appreciation Rights. A Stock Appreciation Right is a right to receive, upon surrender of the right, but without payment of an exercise price, an amount payable in cash and/or shares of Stock under such terms and conditions as the Committee shall determine, subject to the following:

(a)	A Stock Appreciation Right may be granted in tandem with all or part of a Stock Option, in addition to a Stock Option, or completely independent of a Stock Option or any other Award under this Plan. A Stock Appreciation Right issued in tandem with a Stock Option may be granted at the time of grant of the related Stock Option or at any time thereafter during the term of the Stock Option.

(b)	The amount payable by the Company or Subsidiary in cash and/or shares of Stock with respect to each right shall be equal in value to a percent of the amount by which the Fair Market Value per share of Stock on the exercise date exceeds the base value per share established for the Stock Appreciation Right. The applicable percent shall be established by the Committee. The amount payable in shares of Stock, if any, is determined with reference to the Fair Market Value on the date of exercise.

(c)	Stock Appreciation Rights issued in tandem with Stock Options shall be exercisable only to the extent that the Stock Options to which they relate are exercisable. Upon the exercise of the Stock Appreciation Right, the Participant shall surrender to the Company the underlying Stock Option. Stock Appreciation Rights issued in tandem with Stock Options shall automatically terminate upon the exercise of such Stock Options.

(d)	A Stock Appreciation Right may be a “limited” Stock Appreciation Right, such as, for example, a Stock Appreciation Right exercisable upon the occurrence of a certain event or certain events.

Section 3.4. Restricted Stock. Restricted Stock is shares of Stock that are issued to a Participant or awarded to a Participant as “phantom stock” and are subject to such terms, conditions, and restrictions as the Committee deems appropriate, which may include, but are not limited to, restrictions upon the sale, assignment, transfer, or other disposition of the Restricted Stock and the requirement of forfeiture of the Restricted Stock upon termination of employment or membership on the Board under certain specified conditions. The Committee may provide for the lapse of any such term or condition based on such factors or criteria as the Committee may determine. If the shares subject to a Restricted Stock Award are issued to a Participant, the Participant shall have, with respect to the Restricted Stock, all of the rights of a stockholder of the Company, including, but not limited to, the right to vote the Restricted Stock and the right to receive any cash or stock dividends on such Stock.

Section 3.5 Performance Awards. Performance Awards may be granted under this Plan from time to time based on such terms and conditions as the Committee deems appropriate provided that such Awards shall not be inconsistent with the terms and purposes of this Plan. Performance Awards are Awards which are contingent upon the performance of all or a portion of the Company and/or subsidiaries or which are contingent upon the individual performance of the Participant. Performance Awards may be in the form of performance units, performance shares, and such other forms of performance Awards which the Committee shall determine. The Committee shall determine the performance measurements and criteria for such performance Awards.

Section 3.6 Other Awards. The Committee may from time to time grant other Stock and Stock-based Awards under the Plan, including, but not limited to, those Awards pursuant to which shares of Stock are or may in the future be acquired, Awards denominated in Stock units, securities convertible into shares of Stock, and dividend equivalents. The Committee shall determine the terms and conditions of such other Stock and Stock-based Awards provided that such Awards shall not be inconsistent with the terms and purpose of this Plan.

ARTICLE IV

AWARD DOCUMENTS

Section 4.1 General. Each Award under this Plan shall be evidenced by an Award Document issued by the Company or the Committee setting forth the number of shares of Stock or other security, Stock Appreciation Rights, or units subject to the Award and such other terms and conditions applicable to the Award as are determined by the Committee. When deemed required or desirable by the Committee, the Award Document shall be signed by the Participant.

Section 4.2 Required Terms. In any event, Award Documents shall include, at a minimum, explicitly or by reference, the following terms:

(a)	Assignability. Provisions defining the conditions under which and transferees to whom an Award may be assigned, pledged, or otherwise transferred. In the absence of any such provision, an Award may not be assigned, pledged, or otherwise transferred except by will or by the laws of descent and distribution and, during the lifetime of a Participant, the Award may be exercised only by such Participant or by the Participant’s guardian or legal representative.

(b)	Termination of Employment. A provision describing the treatment of an Award in the event of the Retirement, Disability, death, or other termination of an Employee Participant’s employment with the Company, including but not limited to terms relating to the vesting, time for exercise, forfeiture, or cancellation of an Award in such circumstances.

(c)	Rights of Stockholder. A provision that a Participant shall have no rights as a stockholder with respect to any securities covered by an Award until the date the Participant becomes the holder of record. Except as provided in Article VII hereof, no adjustment shall be made for dividends or other rights, unless the Award Document specifically requires such adjustment, in which case grants of dividend equivalents or similar rights shall not be considered to be a grant of any other stockholder right.

(d)	Withholding. A provision requiring the withholding of applicable taxes required by law from all amounts paid in satisfaction of an Award. In the case of an Award paid in cash, the withholding obligation shall be satisfied by withholding the applicable amount and paying the net amount in cash to the Participant. In the case of Awards paid in shares of Stock or other securities of the Company, a Participant may satisfy the withholding obligation by paying the amount of any taxes in cash or, with the approval of the Committee, shares of Stock or other securities may be deducted from the payment to satisfy the obligation in full or in part as long as such withholding of shares does not violate any applicable laws, rules or regulations of federal, state, or local authorities. The number of shares to be deducted shall be determined by reference to the Fair Market Value of such shares of Stock on the applicable date (the “given” date of Section 1.3(l)).

Section 4.3 Optional Terms. Award Documents may include the following terms:

(a)	Replacement, Substitution, and Reloading. Any provisions:

(i)	Permitting the surrender of outstanding Awards or securities held by the Participant in order to exercise or realize rights under other Awards, under similar or different terms (including the grant of reload options); or

(ii)	requiring holders of Awards to surrender outstanding Awards as a condition precedent to the grant of new Awards under the Plan.

(b)	Holding Period. In the case of an Award to an Insider:

(i)	of an equity security, a provision stating (or the effect of which is to require) that such security must be held for at least six months (or such longer period as the Committee in its discretion specifies) from the date of acquisition;

(ii)	of a derivative security with a fixed exercise price within the meaning of Section 16, a provision stating (or the effect of which is to require) that at least six months (or such longer period as the Committee in its discretion specifies) must elapse from the date of acquisition of the derivative security to the date of disposition of the derivative security (other than upon exercise or conversion) or its underlying equity security; or

(iii)	of a derivative security without a fixed exercise price within the meaning of Section 16, a provision stating (or the effect of which is to require) that at least six months (or such longer period as the Committee in its discretion specifies) must elapse from the date upon which such price is fixed to the date of disposition of the derivative security (other than by exercise or conversion) or its underlying equity security.

(c)	Other Terms. Such other terms as are necessary and appropriate to effect an Award to the Participant including, but not limited to, the term of the Award, vesting provisions, deferrals, any requirements for continued employment with the Company or a Subsidiary, any other restrictions or conditions (including performance requirements) on the Award and the method by which restrictions or conditions lapse, the effect on the Award of a Change of Control as defined in Section 8.2, or the price, amount, or value of Awards.

ARTICLE V

SHARES OF STOCK

SUBJECT TO THE PLAN

Section 5.1 General. Subject to the adjustment provisions of Article VII hereof, the number of shares of Stock for which Awards may be granted under the Plan shall not exceed Seven Million (7,000,000) shares.

Section 5.2 Additional Shares. Any unexercised or undistributed portion of the terminated, expired, exchanged, or forfeited Award or Awards settled in cash in lieu of shares of Stock shall be available for further Awards in addition to those available under Section 5.1.

Section 5.3 Computation Rules. For the purpose of computing the total number of shares of Stock granted under the Plan, the following rules shall apply to Awards payable in shares of Stock or other securities, where appropriate:

(a)	Except as provided in subsection (e) of this Section, each Stock Option shall be deemed to be the equivalent of the maximum number of shares that may be issued upon exercise of the particular Stock Option;

(b)	except as provided in subsection (e) of this Section, each other Stock-based Award payable in some other security shall be deemed to be equal to the number of shares to which it relates;

(c)	except as provided in subsection (e) of this Section, where the number of shares available under the Award is variable on the date it is granted, the number of shares shall be deemed to be the maximum number of shares that could be received under that particular Award;

(d)	where one or more types of Awards (both of which are payable in shares of Stock or another security) are granted in tandem with each other, such that the exercise of one type of Award with respect to a number of shares cancels an equal number of shares of the other, the number of shares under each type of Award shall be deemed to be equivalent to the number of shares under the other type of Award; and

(e)	each share awarded or deemed to be awarded under the preceding subsections shall be treated as share(s) of Stock, even if the Award is for a security other than Stock.

Additional rules for determining the number of shares of Stock granted under the Plan may be made by the Committee, as it deems necessary or appropriate.

Section 5.4 Shares to be Used. The shares of Stock which may be issued pursuant to an Award under the Plan may be authorized but unissued Stock or Stock that is or has been acquired by the Company.

ARTICLE VI

ADMINISTRATION

Section 6.1 General. The Plan and all Awards pursuant thereto shall be administered by the Committee so as to permit the Plan and any Award to comply with Rule 16b-3. A majority of the members of the Committee shall constitute a quorum. The vote of a majority of a quorum shall constitute action by the Committee.

Section 6.2 Duties. The Committee shall have the duty to administer the Plan, and to determine periodically the Participants in the Plan and the nature, amount, pricing, timing, and other terms of Awards to be made to such individuals.

Section 6.3 Powers. The Committee shall have all powers necessary to enable it to carry out its duties under the Plan properly, including, but not limited to, the power to interpret and administer the Plan. All questions of interpretation with respect to the Plan, the number of shares of Stock or other security, Stock Appreciation Rights, or units granted, the terms of any Award Documents, and other matters arising hereunder shall be determined by the Committee, and its determination shall be final and conclusive upon all parties in interest. In the event of any conflict between an Award Document and the Plan, the terms of the Plan shall govern. In addition, the Committee may delegate to the officers or employees of the Company the authority to execute and deliver such instruments and documents, to do all such acts and things, and to take all such other steps deemed necessary, advisable or convenient for the effective administration of the Plan in accordance with its terms and purpose, except that the Committee may not delegate any discretionary authority with respect to substantive decisions or functions regarding the Plan or Awards thereunder as those relate to Insiders including, but not limited to, decisions regarding the timing, eligibility, pricing, amount or other material term of such Awards. The Committee may, in its discretion and consistent with the terms of the Plan, the requirements of Section 16 and Rule 16b-3 with respect to Insiders, the requirements of other applicable law, and the terms of an Award Document, amend, modify, or waive the provisions of an Award Document or grant a new Award with respect to or in replacement of an existing Award; provided, however, that no such amendment, modification, or waiver shall, without the Participant’s consent, alter or impair any rights or obligations under an Award Document unless that is specifically permitted by the Award Document.

Section 6.4 Intent to Avoid Insider Trading. It is the intent of the Company that the Plan and Awards hereunder satisfy and be interpreted in a manner, that, in the case of Participants who are or may be Insiders, satisfies the applicable requirements of Rule 16b-3, so that such persons will be entitled to the benefits of Rule 16b-3 or other exemptive rules under Section 16 and will not be subjected to avoidable liability thereunder. If any provision of the Plan or of any Award would otherwise frustrate or conflict with the intent expressed in this Section 6.4, that provision to the extent possible shall be interpreted and deemed amended so as to avoid such conflict. To the extent of any remaining irreconcilable conflict with such intent, the provision shall be deemed void as applicable to Insiders.

ARTICLE VII

ADJUSTMENTS UPON CHANGES

IN CAPITALIZATION

In the event of a reorganization, recapitalization, Stock split, Stock dividend, exchange of Stock, combination of Stock, merger, consolidation or any other change in corporate structure of the Company affecting the Stock, or in the event of a sale by the Company of all or a significant part of its assets, or any distribution to its stockholders other than a normal cash dividend, the Committee shall make appropriate adjustment in the number, kind, price and value of shares of Stock authorized by this Plan and any adjustments to outstanding Awards as it determines appropriate so as to prevent dilution or enlargement of rights, unless the Award or Award Document provides otherwise.

ARTICLE VIII

CHANGES OF CONTROL

Section 8.1 General. In the event of a Change of Control of the Company, in addition to any action required or authorized by the terms of an Award Document, the Committee may, in its discretion, recommend that the Board of Directors take any of the following actions as a result of, or in anticipation of, any such event to assure fair and equitable treatment of the Plan Participants:

(a)	Accelerate time periods for purposes of vesting in, or realizing gain from, any outstanding Award made pursuant to the Plan;

(b)	offer to purchase any outstanding Award made pursuant to this Plan from the holder for its equivalent cash value, as determined by the Committee, as of the date of the Change of Control; or

(c)	make adjustments or modifications to outstanding Awards as the Committee deems appropriate to maintain and protect the rights and interests of Plan Participants following such Change of Control.

Any such action approved by the Board of Directors shall be conclusive and binding on the Company, a Subsidiary, and all Participants.

Section 8.2 “Change of Control”. For the purposes of this Section, a “Change of Control” shall mean the earliest date on which one of the following events shall occur:

(a)	Any Person (as defined hereafter) or Group (as defined hereafter), other than the Permitted Holders shall become the owner, directly or indirectly, beneficially or of record, of shares representing more than 50% of the aggregate voting power represented by the issued and outstanding capital stock of the Company;

(b)	The Company shall be merged into another corporation or shall be consolidated with another corporation and immediately following the effective date of any such merger or consolidation, the Permitted Holders, individually or as a Group do not beneficially own more than 50% of the combined voting power of all classes of the outstanding capital stock of the surviving corporation in any such merger or consolidation;

(c)	The Company shall sell, lease, exchange or otherwise transfer (in one transaction or a series of related transactions) all or substantially all of its assets to any Person or Group, together with any Affiliates thereof, or to another entity which is not a wholly-owned Subsidiary;

(d)	the approval by the holders of capital stock of the Company of any plan or proposal for the liquidation or dissolution of the Company (whether or not otherwise in compliance with the provisions of the Indenture);

(d)	the replacement of a majority of the members of the Board who constituted the Board at the date of adoption of this Amended Plan (the “Amended Plan Date”) and such replacement shall not have been approved by a vote of either (i) the Permitted Holders or (ii) a majority of the members of the Board then still in office who either were members of such Board at the Amended Plan Date or whose election as a member of such Board was previously so approved pursuant to clause (i) above or this clause (ii); provided, however, that in no event shall the occurrence of a Board Action pursuant to Section 3.4 of the Corporate Governance Agreement, dated April, 2002, among the Company and Affiliates of Thomas H. Lee Partners, L.P. (“THL”) and Bain Capital, LLC (“Bain”) or pursuant to Section 5.1 of the Designation for the Company’s Series A Preferred Stock constitute a “Change of Control.”

Section 8.3 Definitions Applicable to Change of Control.

(a)	“Person” means any individual, firm, corporation, partnership, limited liability company, trust, or other entity; provided, however, that “Person” does not include:

(i)	Any member of the Permitted Holders (as defined in this Section);

(ii)	the Company or any Subsidiary; or

(iii)	any employee benefit plan of the Company or any Subsidiary or any entity appointed or established by the Company or Subsidiary as a fiduciary for or pursuant to the terms of any such employee benefit plan.

(b)	“Group” shall have the meaning assigned to it in Section 139d) of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”).

(c)	“Permitted Holders” means at any time (i) Richard T. Aab and Tansukh V. Ganatra and their respective Associates (as defined in the regulations issued under the Exchange Act) as a Group; (ii) one or more investment funds controlled by THL; (iii) one or more investment funds controlled by Bain; and (iv) in the case of clauses (ii) and (iii) above, each of their respective Affiliates (not including, however, any portfolio companies of any such investment funds).

ARTICLE IX

AMENDMENT AND TERMINATION

Section 9.1 Amendment of Plan. The Company expressly reserves the right, at any time and from time to time, to amend in whole or in part any of the terms and provisions of the Plan and any or all Award Documents under the Plan to the extent permitted by law for whatever reason(s) the Company may deem appropriate; provided, however, no amendment may be effective, without the approval of the stockholders of the Company, if approval of such amendment is required in order that transactions in Company securities under the Plan be exempt from the operation of Section 16(b) of the Securities Exchange Act of 1934 or if such amendment, with respect to the issuance of Incentive Stock Options, either:

(a)	Materially increases the number of shares of Stock which may be issued under the Plan, except as provided for in Article VII; or

(b)	materially modifies the requirements as to eligibility for participation in the Plan (unless designed to comport with the Code, the Employee Retirement Security Act of 1974, or other laws).

Section 9.2 Termination of Plan. The Company expressly reserves the right, at any time, to suspend or terminate the Plan and any or all Award Documents under the Plan to the extent permitted by law for whatever reason(s) the Company may deem appropriate, including, but not limited to, suspension or termination as to the Company, any participating Subsidiary, any Participant, or any class of Participants.

Section 9.3. Procedure for Amendment or Termination. Any amendment to the Plan or termination of the Plan shall be made by the Company by resolution of the Board and shall not require the approval or consent of any Subsidiary, Participant, or Beneficiary in order to be effective, to the extent permitted by law. Any amendment to the Plan or termination of the Plan may be retroactive to the extent not prohibited by applicable law.

ARTICLE X

MISCELLANEOUS

Section 10.1 Rights of Employees. Status as an eligible Employee shall not be construed as a commitment that any Award will be made under the Plan to such eligible Employee or to eligible Employees generally. Nothing contained in the Plan (or in any other documents related to this Plan or to any Award) shall confer upon any Employee or Participant any right to continue in the employ or other service of or relationship with the Company or constitute any contract or limit in any way the right of the Company to change such person’s compensation or other benefits or to terminate the employment or relationship of such person with or without cause.

Section 10.2 Compliance with Law. No certificate for Stock distributable pursuant to this Plan shall be issued and delivered unless the issuance of such certificate complies with all applicable legal requirements including, without limitation, compliance with the provisions of applicable state securities laws, the Securities Act of 1933, as amended from time to time or any successor statute, the Exchange Act and the requirements of the market systems or exchanges on which the Stock may, at the time, be traded or listed.

Section 10.3 Unfunded Status. The Plan shall be unfunded. Neither the Company nor the Board of Directors shall be required to segregate any assets that may at any time be represented by Awards made pursuant to the Plan. Neither the Company, the Committee, nor the Board of Directors shall be deemed to be a trustee of any amounts to be paid under the Plan.

Section 10.4 Limits on Liability. Any liability of the Company to any Participant with respect to an Award shall be based solely upon contractual obligations created by the Plan and the Award Document. Neither the Company nor any member of the Board of Directors or the Committee, nor any other person participating in any determination of any question under the Plan, or in the interpretation, administration or application of the Plan, shall have any liability to any party for any action taken or not taken, in good faith under the Plan and that do not constitute willful misconduct. To the extent permitted by applicable law, the Company shall indemnify and hold harmless each member of the Board of Directors and the Committee from and against any and all liability, claims, demands, costs, and expenses (including, but not limited to, the costs and expenses of attorneys incurred in connection with the investigation or defense of claims) in any manner connected with or arising out of any actions or inactions in connection with the administration of the Plan except for such actions or inactions which are not in good faith or which constitute willful misconduct.

Section 10.5 Section References. All references in this Plan to sections or articles shall refer to sections and articles of this Plan unless specifically noted otherwise.

ARTICLE XI

EFFECTIVE DATE OF PLAN

This Plan shall become effective on the date of its adoption by the Board; provided, however, the effectiveness of this Plan is subject to its approval and ratification by the stockholders of the Company within one year from the date of adoption hereof by the Board. The Committee shall have authority to grant Awards hereunder until one day before the ten year anniversary of the date of adoption of the Plan by the Board, subject to the ability of the Company to terminate the Plan as provided in Article IX.

Appendix B

US LEC CORP.

EMPLOYEE STOCK PURCHASE PLAN

AS AMENDED

US LEC CORP.

EMPLOYEE STOCK PURCHASE PLAN

AS AMENDED

i

ii

US LEC CORP.

EMPLOYEE STOCK PURCHASE PLAN

WHEREAS, US LEC Corp. desires to establish an employee stock purchase plan that will provide eligible employees of US LEC Corp. (the “Company”) and its subsidiaries an opportunity to purchase the Common Stock of the Company through payroll deductions and that will encourage employee participation in the economic progress of the Company through stock ownership; and

WHEREAS, it is the intent of the Company that the plan established herein shall constitute an “employee stock purchase plan” within the meaning of Section 423(b) of the Internal Revenue Code of 1986;

NOW, THEREFORE, for the purposes aforesaid, the Company hereby adopts and establishes, effective as of the Effective Date, the “US LEC Corp. Employee Stock Purchase Plan” consisting of the terms and provisions set forth as follows:

ARTICLE I

NAME, PURPOSE, CONSTRUCTION, AND DEFINITIONS

Section 1.1 Name. The Plan shall be known as the “US LEC Corp. Employee Stock Purchase Plan” (the “Plan”).

Section 1.2 Purpose. The purpose of the Plan is to grant to Participants in the Plan the option to purchase Common Stock in the Company through payroll deductions, thereby encouraging Participants to share in the economic growth and success of the Company through stock ownership.

Section 1.3 Intent. The Company intends that the Plan shall at all times constitute an “employee stock purchase plan” within the meaning of Section 423(b) of the Code and the regulations thereunder, and the Plan shall be construed and interpreted in accordance therewith. The Plan shall be construed, administered, regulated, and governed by the laws of the United States to the extent applicable, and to the extent such laws are not applicable, by the laws of the State of North Carolina applicable to contracts made and to be performed in North Carolina, without regard to the conflict of laws provisions of other states.

Section 1.4 Definitions. Whenever used in the Plan, unless the context clearly indicates otherwise, the following terms shall have the following meanings:

(a)	“Beneficiary,” with respect to a Participant, means (i) such person as the Participant may designate in writing on an acceptable form delivered to the Company or the Board of Directors, or (ii) if there is no such valid designation in effect at the Participant’s death, the Participant’s spouse or (iii) if the Participant is not married at the date of the Participant’s death, the Participant’s estate.

(b)	“Board” or “Board of Directors” means the Board of Directors of the Company or any committee or committees of said Board of Directors of the Company to which, and to the extent, said Board of Directors of the Company has delegated some or all of its power, authority, duties, or responsibilities with respect to the Plan.

(c)	“Chairman” means the Chairman of the Board of Directors of the Company designated as such by the Board of Directors from time to time.

(d)	“Code” means the Internal Revenue Code of 1986, as the same may be amended from time to time, and references thereto shall include the valid Treasury regulations issued thereunder.

(e)	“Common Stock” means shares of the $.01 par value Class A common stock of the Company and any other stock or securities resulting from the adjustment thereof or substitution therefor as described in Section 3.4.

(f)	“Company” means US LEC Corp., a Delaware corporation.

(g)	“Compensation” means the salary or hourly wages paid to the Participant by the Company or any Subsidiary, including incentive bonuses, commissions and overtime, but (without limitation) specifically excluding (even if includible in gross income) reimbursements or other expense allowances; fringe benefits (cash or noncash); moving expenses; deferred compensation; welfare benefits; and contributions made by the Company or any Subsidiary to a plan of deferred compensation to the extent that the contributions are not includible in the gross income of the Participant for the taxable year in which contributed; provided, however, that “Compensation” does include amounts contributed by the Company or any Subsidiary pursuant to a salary reduction agreement which are not includible in the gross income of the Participant under Code Sections 125, and 402(h), and employee contributions described in Code Section 414(h)(2) that are treated as employer contributions.

(h)	“Effective Date” means September 1, 2000, or such other date which shall be determined by the Board of Directors of the Company.

(i)	“Employee” means a person employed by the Company or any Subsidiary. A director of the Company is not an Employee unless otherwise employed as a common law employee of the Company. For purposes of the Plan, the employment relationship shall be treated as continuing intact while the individual is on sick leave or other leave of absence approved by the Company or a Subsidiary; provided, that where the period of leave exceeds 90 days and the individual’s right to reemployment is not guaranteed either by statute or by contract, the employment relationship shall be deemed to have terminated on the 91st day of such leave.

(j)	“Fair Market Value,” with respect to a share of Common Stock from time to time, means (i) the closing price of a share of Common Stock on the principal exchange on which the Common Stock is then trading on the applicable date, or if the applicable date is not a trading day on such exchange, then the closing price of a share of Common Stock on such exchange on the trading day next preceding the applicable date, or (ii) if the Common Stock is not traded on the National Market System or listed on a national securities exchange, the mean between the bid and asked prices last reported by the National Association of Securities Dealers, Inc. for the over-the-counter market on the applicable date during an Offering Period or, if no bid and asked prices are reported on said date, then on the next preceding date on which there were such quotations, or (iii) if the Common Stock is not traded on the National Market System or listed on a national securities exchange and quotations for the Common Stock are not reported by the National Association of Securities Dealers, Inc., the fair market value determined in good faith by the Board of Directors on the basis of available prices for the Common Stock or in such manner as the Board of Directors shall agree in accordance with Section 423 of the Code.

(k)	“Offering” means the offering of shares of Common Stock to Participants pursuant to this Plan that occurs on each Offering Date.

(l)	“Offering Date” means September 1, 2000, and each January 1 and July 1 thereafter.

(m)	“Offering Period” means the period from an Offering Date through the date immediately preceding the next Offering Date. The Board of Directors in its discretion shall have the authority to change the duration of any Offering Period (including the Offering Date on which the Offering Period is to commence) without shareholder approval if such change is announced at least five days prior to the scheduled beginning of the first Offering Period to be affected thereafter.

(n)	“Participant” means an Employee who has become a Participant pursuant to Section 2.2 of the Plan.

(o)	“Purchase Price” means the Purchase Price described in Section 3.3.

(p)	“Stock Purchase Account,” with respect to a Participant, means the account established on the books and records of the Company for that Participant representing the payroll deductions credited to the account in accordance with the provisions of the Plan.

(q)	“Subsidiary” means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in such unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such unbroken chain.

(r)	“Valuation Date” means September 1, 2000, and each January 1 and July 1 thereafter, or such other dates as may be designated by the Board of Directors as a Valuation Date.

ARTICLE II

PARTICIPATION

Section 2.1 General. A person becomes a Participant when that person is an Employee and satisfies the participation requirements of this Article. In no event, however, shall any person be eligible to participate in the Plan before the Effective Date.

Section 2.2 Participation Requirements.

(a)	Eligibility Requirement. An Employee shall be eligible to participate in the Plan as of their date of employment with the Company.

(b)	Commencement of Participation. Each person who satisfies the eligibility requirement of Section 2.2(a) becomes a Participant in the Plan:

(1)	on the first Offering Date after that person satisfies the eligibility requirement, if that person is an Employee on that Offering Date; or

(2)	if that person is not an Employee on that Offering Date, then on the first Offering Date coinciding with or next following the date (if any) on which that person again becomes an Employee.

Section 2.3 Eligibility of Former Participants. If a person terminates employment with the Company or a Subsidiary after becoming a Participant and subsequently resumes employment with the Company or a Subsidiary, that person shall again become a Participant on the Offering Date coinciding with or next following that resumption of employment with the Company or a Subsidiary, if such person is an Employee on that Offering Date.

Section 2.4 Exclusions. Notwithstanding Sections 2.1 through 2.3 or any other provision of the Plan, the following persons shall not be Participants:

(1)	Any Employee whose customary employment with the Company or a Subsidiary is twenty (20) hours or less per week; or

(2)	Any Employee whose customary employment with the Company or a Subsidiary is for not more than five (5) months in any calendar year.

ARTICLE III

OFFERING OF COMMON STOCK

Section 3.1 Reservation of Common Stock. As of the effective date of this amendment, the Board of Directors shall reserve three million (3,000,000) shares of Common Stock for the Plan, with such shares being in addition to, and not in place of, such shares which were reserved by the Board of Directors at the inception of the Plan, subject to adjustment in accordance with Section 3.4. The aggregate number of shares of Common Stock which may be purchased under the Plan by Participants shall not exceed three million (3,000,000) shares, subject to adjustment in accordance with Section 3.4. Such shares may be authorized but unissued shares, treasury shares or shares purchased on the open market or by private purchase.

Section 3.2 Offering of Common Stock.

(a)	General. Subject to Section 3.2(b), each Participant in the Plan on an Offering Date shall be entitled to purchase shares of Common Stock on the last day of the Offering Period beginning with that Offering Date with the amounts deducted from such Participant’s Compensation during the Offering Period pursuant to Article IV. The purchase price for the shares of Common Stock shall be determined under Section 3.3.

(b)	Limitations. Notwithstanding Section 3.2(a), the maximum number of shares of Common Stock a Participant may purchase pursuant to an Offering under Section 3.2(a) shall be subject to the following limitations:

(1)	If as of the Offering Date for the Offering the Participant owns stock (including stock which such Participant is considered to own under Section 424(d) of the Code and pursuant to an outstanding option, as determined under Code Regulations section 1.423-2(d)(2), and including the Common Stock the Participant would be entitled to purchase pursuant to an Offering, but not including any options granted under the US LEC Corp. 1998 Omnibus Stock Plan) possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or a Subsidiary, then the maximum number of shares of Common Stock the Participant may purchase pursuant to the Offering shall be reduced so that the number of shares of Common Stock the Participant may purchase pursuant to such Offering when added to the number of shares of stock of the Company or a Subsidiary corporation the Participant owns or is considered to own (as described above) (except excluding the Common Stock such Participant would be entitled to purchase pursuant to such Offering) is less than five percent (5%) of the total combined voting power or value of all classes of stock of the Company or Subsidiary corporation;

(2)	If the Participant could acquire within the same calendar year as an Offering shares of stock of the Company or Subsidiary corporation under all “employee stock purchase plans” within the meaning of Section 423(b) of the Code sponsored by the Company or a Subsidiary (including the Common Stock such Participant would be entitled to pursuant to such Offering, but not including any options granted under the US LEC Corp. 1998 Omnibus Stock Plan) having a total fair market value (determined as of the date of such Offering) which exceeds Twenty-Five Thousand Dollars ($25,000), then the maximum number of shares the Participant may purchase pursuant to the Offering shall be reduced so that such total fair market value does not exceed Twenty-Five Thousand Dollars ($25,000); and

(3)	The number of shares of Common Stock a Participant may purchase in an Offering Period shall not exceed the number which may be purchased with the maximum dollar amount specified in Section 4.1.

Section 3.3 Determination of Purchase Price for Offered Common Stock. The purchase price per share of the shares of Common Stock offered to Participants pursuant to an Offering (“Purchase Price”) shall be equal to eighty-five percent (85%) of the lesser of:

(a)	the Fair Market Value of a share of Common Stock as of the first day of the Offering Period for that Offering, or

(b)	the Fair Market Value of a share of Common Stock as of the last day of the Offering Period for that Offering;

provided, however, in no event shall the Purchase Price be less than the par value of a share of Common Stock.

Section 3.4 Effect of Certain Transactions. The number of shares of Common Stock reserved for the Plan and purchasable pursuant to Section 3.1, the maximum number of shares of Common Stock a Participant may purchase pursuant to an Offering under Section 3.2(a), and the determination under Section 3.3 of the purchase price per share of the shares of Common Stock offered to Participants pursuant to an Offering shall be appropriately adjusted to reflect any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, a consolidation of shares, the payment of a stock dividend, or any other capital adjustment affecting the number of issued shares of Common Stock. In the event that the outstanding shares of Common Stock shall be changed into or exchanged for a different number or kind of shares of stock or other securities of the Company or another corporation, whether through reorganization, recapitalization, merger, consolidation, or otherwise, then there shall be substituted for each share of Common Stock reserved for issuance under the Plan, but not yet purchased by Participants, the number and kind of shares of stock or other securities into which each outstanding share of Common Stock shall be so changed or for which each such share shall be exchanged.

ARTICLE IV

PAYROLL DEDUCTIONS

Section 4.1 Payroll Deduction Elections. A Participant in the Plan (or a person who will become a Participant in the Plan on the next Offering Date if such person is an Employee on such Offering Date) who wishes to purchase shares of Common Stock to be offered to such Participant on the next Offering Date shall elect to have the Company deduct from the Compensation payable to such Participant during the Offering Period beginning on such Offering Date any whole percentage amount that does not exceed ten percent (10%) of the Participant’s Compensation payable to the Participant during the Offering Period. The election shall be made by delivering to the Board of Directors a written direction to make such deductions during the thirty day period preceding the applicable Offering Date, or in the case of the first Offering Period, during the period from September 1 – September 15, 2000. Such election shall become effective as of the first day of the Participant’s first pay period that begins on or after the Offering Date and shall remain effective for each successive pay period until changed or terminated pursuant to this Article IV.

Section 4.2 Termination of Election upon Termination of Employment. The termination of a Participant’s employment with the Company or a Subsidiary for any reason shall automatically terminate any election of the Participant then in effect to have amounts deducted from the Participant’s Compensation pursuant to this Article IV. The termination shall be effective immediately following the pay period during which termination of employment occurs, but shall not affect the deduction from Compensation for that pay period.

Section 4.3 Change or Termination not Retroactively Effective. Neither a change nor a termination of any election to have amounts deducted from Compensation under this Article IV shall increase, decrease, or otherwise affect the deduction from the Compensation of a Participant for any period ending prior to the effective date of that change or termination.

Section 4.4 Form, Timing, and Frequency of Elections. Any written direction by any Participant with respect to any deductions from Compensation pursuant to this Article IV shall be on a form furnished by the Board of Directors for such purpose and shall be made by such Participant’s completing, signing, and filing the form with the Board of Directors in the manner prescribed from time to time by the Board of Directors. With respect to any Offering Period beginning on or after January 1, 2001, a Participant shall be permitted to increase or decrease the percentage amount of the deductions being made by the Company from the Participant’s Compensation only once during the Offering Period and the increase or decrease must be made by the March 31 or September 30 that is within the then current Offering Period; provided however, a Participant may not increase or decrease the percentage amount of the deductions during the Offering Period beginning September 1, 2000, and provided further, a Participant may terminate the deductions being made by the Company from the Participant’s Compensation at any time during an Offering Period notwithstanding any prior change in the amount of the Participant’s Compensation deductions during that Offering Period.

ARTICLE V

STOCK PURCHASE ACCOUNTS AND PURCHASE OF COMMON STOCK

Section 5.1 Stock Purchase Accounts. A Stock Purchase Account shall be established and maintained on the books and records of the Company for each Participant. Amounts deducted from a Participant’s Compensation pursuant to Article IV shall be credited to such Participant’s Stock Purchase Account. In no event shall any interest accrue on any payroll deductions credited to the Stock Purchase Account. All amounts credited to Stock Purchase Accounts shall be withdrawn, paid, or applied toward the purchase of Common Stock pursuant to the provisions of this Article V.

Section 5.2 Purchase of Common Stock.

(a)	General. As of the last day of each Offering Period, the amount to the credit of a Participant in that Participant’s Stock Purchase Account shall be used to purchase from the Company on the Participant’s behalf the largest number of whole shares of Common Stock which can be purchased at the price determined under Section 3.3 with the amount then credited to such Participant’s Stock Purchase Account subject to the limitations set forth in Article III on the maximum number of shares of Common Stock the Participant may purchase. As of that date, the Participant’s Stock Purchase Account shall be charged with the aggregate purchase price of the shares of Common Stock purchased on that Participant’s behalf. The remaining balance (if any) credited to that Participant’s Stock Purchase Account shall be credited to that Participant’s Stock Purchase Account for the immediately following Offering Period; provided, however, if the Participant has withdrawn from the Plan pursuant to Section 5.3, the remaining cash balance shall be distributed to the Participant without interest as soon as administratively practical.

(b)	Issuance of Common Stock. The shares of Common Stock purchased for a Participant on the last day of an Offering Period shall be deemed to have been issued by the Company for all purposes as of the close of business on that date. Prior to that date, none of the rights and privileges of a shareholder of the Company shall exist with respect to the shares of Common Stock. As soon as practicable after that date, the Company shall cause its stock plan administrator to record the Participant’s purchase of shares of Common Stock in a Company ledger account, which recording shall reflect the number of shares of Common Stock purchased and the date of such purchase. Upon (i) the completion of the holding period set forth in Section 8.4(a) and (ii) the Participant’s written request, the stock plan administrator shall issue a certificate for the whole number of shares of Common Stock and distribute the cash balance of the Participant’s Stock Purchase Account.

(c)	Insufficient Common Stock Available. If as of the last day of any Offering Period, the aggregate Stock Purchase Accounts available for the purchase of shares of Common stock pursuant to Section 5.2(a) would purchase a number of shares of Common Stock in excess of the number of shares of Common Stock then available for purchase under the Plan, (i) the number of shares of Common Stock which would otherwise be purchased for each Participant on that date shall be reduced proportionately to the extent necessary to eliminate the excess, (ii) the remaining balance to the credit of each Participant in each Participant’s Stock Purchase Account shall be distributed to each such Participant, and (iii) the Plan shall terminate automatically upon the distribution of the remaining balance in such Stock Purchase Accounts; provided, however, that the Board of Directors shall have the authority pursuant to Section 7.1 hereof to amend the Plan prior to the termination contemplated herein to provide for the reservation of additional shares of Common Stock subject to such approval of shareholders as shall be required by Section 423 of the Code.

Section 5.3 Withdrawal from Plan Prior to Purchase of Common Stock. In the event (i) a Participant terminates employment with the Company or a Subsidiary for any reason during an Offering Period, or (ii) a Participant terminates deductions from that Participant’s Compensation pursuant to Article IV during an Offering Period and the Participant elects to withdraw in writing from the Plan, then the entire amount to the credit of the Participant in his or her Stock Purchase Account shall be distributed to the Participant (or if the Participant is deceased, to the Participant’s Beneficiary) as soon as administratively practical after the termination of employment or withdrawal (as the case may be). If a Participant terminates deductions from such Participant’s Compensation pursuant to Article IV during an Offering Period but the Participant does not elect to withdraw in writing from the Plan, the amount to the credit of the Participant in the Participant’s Stock Purchase Account shall be used to purchase shares of Common Stock for Participant as of the last day of the Offering Period to the extent provided in Section 5.2(a) and the remaining cash balance in the Participant’s Stock Purchase Account shall be distributed to the Participant as soon as administratively practical. Notwithstanding the preceding sentence, if a Participant terminates deductions from such Participant’s Compensation pursuant to Article IV during an Offering Period and the amount to the credit of the Participant in the Participant’s Stock Purchase Account upon such termination of Compensation deductions does not exceed One Hundred Dollars ($100.00), then the Participant shall be deemed to have withdrawn from the Plan upon the termination of Compensation deductions for purposes of this Section 5.3.

ARTICLE VI

ADMINISTRATION OF THE PLAN

Section 6.1 Powers of the Board of Directors. The Board of Directors shall administer the Plan. The Board of Directors shall have all powers necessary to enable it to carry out its duties under the Plan properly. Not in limitation of the foregoing, the Board of Directors shall have the power to construe and interpret the Plan and to determine all questions that shall arise thereunder. It shall decide all questions relating to eligibility to participate in the Plan and to purchase Common Stock under the Plan. The Board of Directors shall have such other and further specified duties, powers, authority, and discretion as are elsewhere in the Plan either expressly or by necessary implication conferred upon it. The decision of the Board of Directors upon all matters within the scope of its authority shall be final and conclusive on all persons, except to the extent otherwise provided by law. The Board of Directors may appoint such agents, who need not be members of the Board of Directors, as it may deem necessary for the effective performance of its duties, and may delegate to such agents such ministerial powers and duties as the Board of Directors may deem expedient or appropriate, except that the Board of Directors may not delegate any discretionary authority with respect to substantive decisions, including interpretation and construction of the Plan, substantive questions that arise under the Plan, and questions relating to eligibility under the Plan.

Section 6.2 Indemnification of the Board of Directors. To the extent permitted by applicable law, the Company shall indemnify and hold harmless each member of the Board of Directors from and against any and all liability, claims, demands, costs, and expenses (including the costs and expenses of attorneys incurred in connection with the investigation or defense of claims) in any manner connected with or arising out of any actions or inactions in connection with the administration of the Plan except for such actions or inactions which are not in good faith or which constitute willful misconduct.

ARTICLE VII

AMENDMENT AND TERMINATION

Section 7.1 Amendment of Plan. The Company expressly reserves the right, at any time and from time to time, to amend in whole or in part any of the terms and provisions of the Plan for whatever reason(s) the Company may deem appropriate; provided, however, that (i) shareholder approval shall be required of any amendment to the Plan to the extent required under Section 423 of the Code or other applicable law, rule or regulation; and (ii) no amendment may materially and adversely affect the rights of a Participant with respect to the right to purchase Common Stock during the Offering Period in effect at the time of the amendment without the consent of the Participant, except to the extent otherwise provided in the Plan.

Section 7.2 Termination of Plan. The Company expressly reserves the right, at any time and for whatever reason it may deem appropriate, to terminate the Plan. If not sooner terminated (i) by the Company pursuant to the preceding sentence or (ii) pursuant to Section 5.2(c), the Plan shall continue in effect through December 31, 2010. Upon termination of the Plan, certificate(s) for the full number of whole shares of Common Stock held for each Participant’s benefit, the cash equivalent of any fractional shares held for each Participant and the cash, if any, credited to such Participant’s account shall be distributed promptly to such Participant.

Section 7.3 Procedure for Amendment or Termination. Any amendment to the Plan or termination of the Plan may be retroactive to the extent not prohibited by applicable law. Subject to the provisions of Section 7.1, any amendment to the Plan or termination of the Plan shall be made by the Company by resolution of the Board of Directors and shall not require the approval or consent of any Participant or Beneficiary in order to be effective.

ARTICLE VIII

MISCELLANEOUS

Section 8.1 Transferability of Rights. To the extent permitted by law, rights to purchase shares of Common Stock are exercisable only by the Participant to whom such rights are granted and are not transferable by such Participant other than by will or the laws of descent and distribution.

Section 8.2 No Employment Rights. Participation in the Plan shall not give any employee of the Company or any Subsidiary any right to remain in the employ of the Company or any Subsidiary or, upon termination of employment, any right or interest in the Plan except as expressly provided herein.

Section 8.3 Compliance with Law. No shares of Common Stock shall be issued under the Plan prior to compliance by the Company to the satisfaction of its counsel with any applicable laws, including, without limitation, restrictions under the federal securities laws, the requirements of any stock exchange or similar organization and any blue sky or state securities laws applicable to such shares. Notwithstanding any other Plan provision to the contrary, the Company shall not be obligated to issue, deliver or transfer shares of Common Stock under the Plan or make any other distribution of benefits under the Plan, or take any other action, unless such delivery, distribution or action is in compliance with all applicable laws, rules and regulations (including but not limited to the requirements of the Securities Act of 1933, as amended). The Company may cause a restrictive legend to be placed on any certificate issued pursuant to an award hereunder in such form as may be prescribed from time to time by applicable laws and regulations or as may be advised by legal counsel.

Section 8.4 Restriction on Sale or Disposition of Common Stock.

(a)	General. Common Stock acquired by a Participant under this Plan shall not be, directly or indirectly, sold, assigned, transferred or otherwise disposed of, or pledged, hypothecated or otherwise encumbered, until a date that is at least sixty (60) days after the date the Participant acquired such Common Stock under this Plan pursuant to Section 5.2(b).

(b)	Closely-Held Stock. In addition to the restrictions set forth in Section 8.4(a), above, provided that the Common Stock of the Company is not listed on a national stock exchange, traded in the over-the-counter market or there otherwise is no public market for the shares as determined by the Board, the Common Stock acquired by a Participant under this Plan shall not be, directly or indirectly, sold, assigned, transferred or otherwise disposed of, or pledged, hypothecated or otherwise encumbered, except to the Company on the Valuation Date coincident with or next following the date the Participant desires to sell such shares, at a purchase price per share equal to the lesser of (i) the Fair Market Value as of the Valuation Date immediately preceding such exercise date or (ii) the Fair Market Value as of the Valuation Date coincident with or next following such exercise date.

Section 8.5 Corporate Event. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, the Board of Directors may, at its discretion: (i) shorten the Offering Period then in progress to a period ending on or before the date of the Company’s proposed sale or merger, (ii) terminate the Plan in accordance with Section 7.2 hereof, or (iii) cause the successor corporation or a parent or subsidiary of the successor corporation to assume the obligations of the Company hereunder, or substitute an equivalent obligation (in either case under terms substantially similar to the terms of the Plan).

Section 8.6 Section References. All references in this Plan to sections or articles shall refer to sections and articles of this Plan, unless specifically noted otherwise.

Section 8.7 Approval by Shareholders. The Plan has been approved by the shareholders of the Company within 12 months of the date of adoption of the Plan by the Board.

Section 8.8 Use of Funds. The proceeds received by the Common Stock pursuant to the Plan will be used for general corporate purposes, and the Company shall not be obligated to segregate such payroll deductions.

Section 8.9 Withholding Taxes. The Company shall have the right to require the Participant to remit to the Company, or to withhold from the Participant (or both) amounts sufficient to satisfy all federal, state and local withholding tax requirements prior to the delivery or transfer of any certificate or certificates for shares of Common Stock.

Section 8.10 Notices. Every direction, revocation or notice authorized or required by the Plan shall be deemed delivered to the Company (i) on the date it is personally delivered to the Company at its principal executive offices, addressed to the Secretary of the Company, or (ii) three business days after it is sent by registered or certified mail, postage prepaid, addressed to the Secretary to the Secretary of the Company at such offices, and shall be deemed delivered to a Participant (i) on the date it is personally delivered to him or (ii) three business days after it is sent by registered or certified mail, postage prepaid, addressed to him at the last address shown for him on the records of the Company or of any Subsidiary.

US LEC CORP.

PROXY SOLICITED ON BEHALF OF

THE BOARD OF DIRECTORS OF US LEC CORP.

The undersigned hereby appoints Richard T. Aab and Aaron D. Cowell, Jr., and each of them, proxies, with power of substitution, to represent the undersigned at the Annual Meeting of Stockholders of US LEC Corp. (the “Company”), to be held at 9:00 a.m. on Wednesday, May 25, 2005, at US LEC’s Corporate Headquarters, Morrocroft III, 6801 Morrison Boulevard, Charlotte, North Carolina, and at any adjournments thereof, to vote the number of shares which the undersigned would be entitled to vote if present in person in such manner as such proxies may determine, and to vote on the following proposals as specified below by the undersigned.

(1) Election of Directors:

VOTE WITHHELD as to all nominees

VOTE FOR all nominees listed below.

(except as marked to contrary below)

Richard T. Aab

Aaron D. Cowell, Jr.

David M. Flaum

Tansukh V. Ganatra

Michael C. Mac Donald

Steven L. Schoonover

(Instruction: To withhold authority to vote for any individual nominee, write that nominee’s name in the space provided below)

(2) To amend the US LEC Corp. 1998 Omnibus Stock Plan (the “1998 Stock Plan”) to increase the number of shares reserved for issuance under the plan from 5,000,000 to 7,000,000.

FOR

AGAINST

ABSTAIN

(3) To amend the US LEC Corp. Employee Stock Purchase Plan (the “Stock Purchase Plan”) to increase the number of shares reserved for issuance under the plan from 2,000,000 to 3,000,000.

FOR

AGAINST

ABSTAIN

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. IN THE ABSENCE OF SPECIFIED DIRECTIONS, THIS PROXY WILL BE VOTED “FOR” THE ELECTION OF ALL NOMINEES NAMED IN THIS PROXY AND “FOR” ITEMS 2 AND 3. The proxies are also authorized to vote in their discretion upon such other matters as may properly come before the meeting or any adjournment thereof.

If signing as attorney, administrator, executor, guardian, trustee or as a custodian for a minor, please add your title as such. If a corporation, please sign in full corporate name and indicate the signer’s office. If a partner, please sign in the partnership’s name.

X

X

Dated:             , 2005

Please mark here if you intend to attend the Annual Meeting of Stockholders.